QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Warren Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

WARREN RESOURCES, INC.
489 Fifth Avenue, 32nd Floor
New York, NY 10017

June 1, 2004

Dear Stockholder:

        I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders on Wednesday, June 16, 2004, at 9:00 a.m. (local time) at The Harvard Club, 27 West 44th Street, New York, NY 10036.

        At this year's meeting, you will vote on:

  •
  the proposal to change the Company's state of incorporation from Delaware to Maryland;

  •
  the election of eight Directors; and

  •
  the ratification of Grant Thornton LLP's appointment as independent auditors for the fiscal year ending December 31, 2004.

        Attached you will find a notice of meeting and proxy statement that contains further information about these items and proposals and the meeting itself.

        Your vote is very important.    Regardless of whether you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy as promptly as possible in order to ensure the presence of a quorum. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

        We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy. You may vote by signing and returning your proxy card in the enclosed envelope.

                    Sincerely,

                    Norman F. Swanton
                    Chairman & Chief Executive Officer

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Warren Resources, Inc.:

        The Annual Meeting of Stockholders of Warren Resources, Inc. (the "Company") will be held at The Harvard Club, 27 West 44th Street, New York, NY 10036, on Wednesday, June 16, 2004, at 9:00 a.m., (local time). The purposes of the meeting are:

  1.
  To consider and vote upon a proposal recommended by our Board of Directors to reincorporate the Company under the laws of the State of Maryland;

  2.
  To elect eight members of the Board of Directors to serve until the 2005 Annual Meeting of Stockholders;

  3.
  To ratify the appointment of Grant Thornton LLP as our independent auditors to serve for the 2004 fiscal year; and

  4.
  To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

        The Board of Directors has set May 17, 2004 as the record date for the Annual Meeting. This means that owners of common stock at the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of stockholders as of the close of business on May 17, 2004, for inspection by stockholders during normal business hours from June 5 to June 15, 2004, at the Company's principal place of business, 489 Fifth Avenue, 32nd Floor, New York, NY 10017. This list also will be available to stockholders at the Annual Meeting.

        It is important that your shares be represented and voted at the Annual Meeting. Please mark, sign, date and mail the enclosed proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope.

        Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of the Company a proxy with a later date. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of the Company a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.

                    By Order of the Board of Directors

                    /s/  DAVID E. FLEMING
                    David E. Fleming
                     Senior Vice President, General Counsel
                    and Corporate Secretary

New York, New York
June 1, 2004

WARREN RESOURCES, INC.
489 Fifth Avenue, 32nd Floor
New York, NY 10017

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2004

        Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2004 Annual Meeting of Stockholders of Warren Resources, Inc. (the "Company"). You are invited to attend our Annual Meeting of Stockholders, which will be held at The Harvard Club, 27 West 44th Street, New York, NY 10036 on June 16, 2004, at 9:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

        We are first sending the proxy materials to stockholders on or about June 3, 2004. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

        Stockholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Only stockholders are invited to attend the Annual Meeting. Proof of ownership of the Company's common stock, as well as a form of personal identification, may be requested in order to be admitted to the Annual Meeting. If you are a stockholder of record, your name can be verified against our stockholder list. If your shares are held in the name of a bank, broker or other holder of record, and you plan to attend the Annual Meeting, you must present proof of your ownership of the Company stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting and large bags, briefcases or packages may be subject to inspection.

        Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

Vote Required And Method Of Counting Votes

        Number of Shares Outstanding.    Only owners of record of shares of common stock at the close of business on May 17, 2004, are entitled to notice of and to vote at the Annual Meeting, or at adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. On May 17, 2004, there were 19,374,070 shares of common stock issued and outstanding.

        Quorum.    A quorum is present if at least a majority of the outstanding shares of common stock on the record date is present in person or by proxy.

        Vote Required.    The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of the Reincorporation Proposal. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for the election of directors and ratification of the appointment of auditors. This means that the eight director nominees with the most votes are elected. Only votes "FOR" or "AGAINST" affect the outcome. Abstentions are not counted for purposes of the election of directors.

PROPOSAL 1—REINCORPORATION AS A MARYLAND CORPORATION

General

        The Board of Directors recommends that the stockholders approve a proposal for the Company to change its state of incorporation to Maryland from Delaware. We refer to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to the differences between the Maryland Business Corporation Act (the "Maryland Code") and the Delaware General Corporation Law (the "Delaware Code"), as well as the provisions of the articles/certificate of incorporation and bylaws of the Company as compared with those of the proposed new Maryland corporation, Warren Resources, Inc. ("Warren Maryland").

        If it is approved by our stockholders, the Reincorporation Proposal will be accomplished by the merger (the "Merger") of the Company with and into Warren Maryland, whereby the separate legal existence of the Company will cease and Warren Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, our legal domicile will be changed from Delaware to Maryland. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of Warren Maryland after the Merger. We anticipate that, except for reduction in the annual franchise tax fees paid to Delaware as described below, the Merger will not cause any change in the business or financial condition of the Company, and that, except for the differences in the Maryland Code from the Delaware Code described below, the Merger will not cause any change in our management.

        Upon the terms and subject to the conditions of the Agreement and Plan of Merger Agreement by and between the Company and Warren Maryland (the "Merger Agreement"), at the Effective Date (as defined in the Merger Agreement) of the Merger, (i) each outstanding share of our $.0001 par value common stock (the "Delaware Common Stock") will be converted into one share of $.0001 par value common stock of Warren Maryland (the "Maryland Common Stock"); (ii) each outstanding share of our $.0001 par value Series A 8% Cumulative Convertible Preferred Stock (the "Delaware Convertible Preferred Stock") will be converted into one share of $.0001 par value Series A 8% Cumulative Convertible Preferred Stock of Warren Maryland ("Maryland Convertible Preferred Stock"); and (iii) each outstanding share of our $.0001 par value Series A Institutional 8% Cumulative Convertible Preferred Stock (the "Delaware Institutional Convertible Preferred Stock") will be converted into one share of $.0001 par value Series A Institutional 8% Cumulative Convertible Preferred Stock of Warren Maryland ("Maryland Institutional Convertible Preferred Stock"). The Delaware Convertible Preferred Stock and the Delaware Institutional Convertible Preferred Stock are together defined as the "Delaware Preferred Stock", and together with the Delaware Common Stock are defined as the "Delaware Stock". The Maryland Common Stock, the Maryland Convertible Preferred Stock and the Maryland Institutional Convertible Preferred Stock are together defined as the "Maryland Stock". In addition, at the Effective Date, each outstanding option, warrant or other right to purchase shares of Delaware Common Stock will continue outstanding as an option, warrant or other right to purchase shares of Maryland Common Stock upon the same terms and conditions as they exist immediately prior to the Effective Date.

        Following the Effective Date, each outstanding certificate representing shares of Delaware Stock will continue to represent the same number of shares of Maryland Stock, and delivery of certificates for shares of Delaware Stock will constitute "good delivery" for transactions in the shares of Maryland Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Warren Maryland.

        At the Effective Date, we will be governed by the Maryland Code, by the Articles of Incorporation of Maryland (the "Maryland Articles") and by the Bylaws of Warren Maryland (the "Maryland Bylaws"), which will result in certain changes in the rights of stockholders and other matters related to us. The most significant changes, which include changes in the availability of appraisal rights and a significant decrease in the annual fees payable by us to the state of incorporation, are discussed in this proxy statement under "—Comparison of Stockholder Rights". This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under the Delaware Code and the Maryland Code and is qualified in its entirety by reference to the Merger Agreement attached to this proxy statement as Appendix A, the Maryland Articles attached to this proxy statement as Appendix B, the Maryland Bylaws attached to this proxy statement as Appendix C, our Delaware Certificate of Incorporation (the "Delaware Articles") and our current Bylaws (the "Delaware Bylaws").

        Copies of the Delaware Articles and the Delaware Bylaws are available for inspection at our principal business office and will be provided to any stockholder upon request. To request copies of these documents, contact David E. Fleming, Corporate Secretary, Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017.

        Approval of the Reincorporation Proposal by the stockholders will constitute adoption by the stockholders of the Merger Agreement and approval of the Maryland Articles and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Warren Maryland as set forth under "—Comparison of Stockholder Rights—Number and Classification of Directors", the assumption by Warren Maryland, as the surviving corporation of the Merger, of the Company's employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the Maryland Articles and the Maryland Bylaws will replace the Delaware Articles and the Delaware Bylaws as the Company's principal corporate governance documents. Accordingly, stockholders are urged to read carefully this proxy statement and the attached appendices.

        For purposes of this section, the "Company" refers in most places to Warren Resources, Inc., incorporated under the laws of the State of Delaware; in those instances where reference is made to the "Company" after the Merger, the reference means Warren Resources, Inc. incorporated under the laws of the State of Maryland.

Effective Date

        If the Reincorporation Proposal is approved by the Company's stockholders, the Merger will be effective as of the date of the later to occur of the filing of the Certificate of Merger with the Secretary of State of Delaware in accordance with the Delaware Code and of the date of filing Articles of Merger with the Secretary of State of Maryland. These filings will be made at such time as the Boards of Directors of the Company and Warren Maryland determine is advisable. We anticipate that the Merger will become effective within one business day after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

Principal Reasons For And Effects Of Changing The State Of Incorporation

        The Board of Directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Delaware primarily because this will eliminate our annual Delaware franchise tax expense. The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (1) the corporation's aggregate number of shares of authorized stock, or (2) the corporation's capital structure as compared to its assets. Delaware corporations may elect to be treated under the formula alternative that results in the lesser amount of franchise tax imposed on the corporation. We have always elected to be considered under the formula that results in the lower franchise tax burden.

        For the fiscal year ended December 31, 2003, our Delaware franchise taxes were $165,025. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay at least this amount each year for the foreseeable future. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If we reincorporate in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $300 to be paid in conjunction with Maryland's annual reporting requirements. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, principal and similar expenses.

        Although there are several differences between the Delaware Code and the Maryland Code, the Board of Directors does not believe that these differences will have a significant impact on our operations. See "—Comparison of Stockholder Rights".

        The Board of Directors has unanimously concluded that the potential benefits of the Reincorporation Proposal outweigh any possible disadvantages. Accordingly, the Board of Directors unanimously recommends that the stockholders vote "FOR" the Reincorporation Proposal.

Comparison of Stockholder Rights

        Upon consummation of the Merger, the Company's corporate affairs will be governed by the Maryland Code, the Maryland Articles and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the Maryland Code and the Delaware Code differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of the Company under the Delaware Code, the Delaware Articles and the Delaware Bylaws and those affecting holders of shares of Warren Maryland under the Maryland Code, the Maryland Articles and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the Maryland Articles and the Maryland Bylaws, copies of which are attached to this proxy statement as Appendices B and C, respectively, the Delaware Articles, the Delaware Bylaws, the Delaware Code and the Maryland Code.

        With respect to certain differences between the rights held by stockholders under the Delaware Code and those that they would have under the Maryland Code, the Maryland Articles and Maryland Bylaws have been structured so that the Maryland charter documents provide for substantially all of the same rights and obligations as our Delaware charter documents, and our management does not have any present intention of amending or otherwise altering the Maryland Articles or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of our present or future directors, make it in our best interest to amend Maryland charter documents at some future date. Therefore, there can be no assurance that the Maryland charter documents will not be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the Delaware Code and the Maryland Code with respect to the matters discussed in this proxy statement.

  Capital Stock

  The Company

        The Company's authorized capital stock consists of 100,000,000 shares of common stock and 10,000,000 of preferred stock. All of the authorized shares have a par value of $.0001 per share. As of

May 17, 2004, the following shares were issued and outstanding: 19,374,070 shares of common stock and 6,533,145 shares of Delaware Preferred Stock.

        The Delaware Articles authorize the Company's Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of laws, and the Company's Board is authorized to fix the designations, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions, including dividend rights, voting rights conversion rights, redemption privileges and liquidation preferences.

  Warren Maryland

        Warren Maryland's authorized capital stock consists of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. All of the authorized shares have a par value of $.0001 per share.

        Under the Maryland Articles, the Board of Directors of Warren Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are substantially identical to those provided in the Delaware Articles.

        As of the date of this proxy statement, the Company's management is not aware of any specific effort by any party to accumulate our securities, other than for investment purposes, or to obtain control of the Company by merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

  Dividends

  The Company

        Under the Delaware Code, the Company may pay dividends on its common stock out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The Delaware Code also provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

  Warren Maryland

        Under the Maryland Code, Warren Maryland is permitted to pay dividends to its stockholders from time to time as authorized by the board of directors. However, no dividend or other distribution may be made if, after giving effect to the distribution (1) Warren Maryland would not be able to pay its debts as they become due in the usual course of business, or (2) Warren Maryland's total assets would be less than the sum of its total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of Warren Maryland.

        Neither the Delaware charter documents nor the Maryland charter documents modify the respective code provisions concerning the payment of dividends.

  Advance Notice Requirements For Presentation Of Business And Nominations Of Directors At Annual Meetings Of Stockholders

  The Company

        The Delaware Bylaws provide that written notice of any stockholder proposal for business at an annual meeting of stockholders or of any stockholder nomination for directors at an annual meeting of stockholders must be received by the secretary of Warren Delaware not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the secretary of Warren Delaware not earlier than the 120th day prior to such annual meeting and not later than the 90th days prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In addition to meeting the applicable deadline, stockholder proposals must be accompanied by certain information specified in the Delaware Bylaws.

  Warren Maryland

        Under the Maryland Bylaws, the deadlines for stockholder submissions of proposals and director nominations are substantially identical to the Delaware Bylaws. As with the Delaware Bylaws, stockholder proposals and director nominations must be accompanied by certain information specified in the Maryland Bylaws.

        Stockholders wishing to submit a proposal for business to be included in management's proxy statement for an annual meeting are reminded that, in addition to the Maryland Bylaw provisions described above, they must adhere to the deadline and other rules for doing so established by the Securities and Exchange Commission.

  Cumulative Voting For Election Of Directors

        Under the Delaware Code and the Maryland Code, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation (in the case of a Delaware corporation) or charter (in the case of a Maryland corporation). Pursuant to the Delaware Articles and Maryland Articles, neither the Company nor Warren Maryland permits cumulative voting in the election of directors. The absence of cumulative voting means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all the directors to be elected at that meeting, and thus preclude minority stockholder representation on the board of directors.

  Restrictions On Voting Rights

  The Company

        The Delaware charter documents do not contain provisions relating to control share acquisitions.

  Warren Maryland

        The Maryland Code contains a control share acquisition statute which, in general terms, provides that where a stockholder acquires issued and outstanding shares of a corporation's voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding "interested shares", defined as shares held by directors of the corporation. A corporation may, however, opt out of the control share statute through a charter or bylaws provision, which Warren Maryland has done pursuant to the Maryland Bylaws. Accordingly, the Maryland control share acquisition statute will not apply to acquisitions of shares of Warren Maryland's common stock. Though not expected, the Warren Maryland Board of Directors could cause Warren Maryland to become subject to the Maryland control share acquisition statute by amending the Maryland Bylaws to eliminate the opt-out provision. See "Amendments of Charter Documents".

        The Delaware Code does not contain a control share acquisition or similar statute.

  Number And Classification Of Directors

        The Delaware Articles provide that the number of directors will be fixed from time to time exclusively by the Company's Board of Directors pursuant to a resolution adopted by a vote of a majority of the whole board (meaning the total number of directors the Company would have if there were no vacancies on the board). Like the Delaware Articles, the Maryland Articles provide that the number of directors will be fixed from time to time exclusively by Warren Maryland's Board of Directors pursuant to a resolution adopted by a vote of a majority of the whole board. Both the Company's Board of Directors and Warren Maryland's Board of Directors is currently comprised of eight members.

        Both the Delaware Articles and the Maryland Articles provide that on and after the consummation of an underwritten registered initial public offering (an "IPO"), the directors will be divided into three classes, with each class serving a staggered three-year term, meaning that approximately one-third of the directors are elected at each annual meeting of stockholders.

        The Maryland Articles set forth the names of the initial directors of Warren Maryland and the term of office for each director, as follows:

Name	Position(s) Held in the Company and to be Held in Warren Maryland	Term to Expire*
Norman F. Swanton	President, Chairman of the Board and Chief Executive Officer	2004
Dominick D'Alleva	Director	2004
Chet Borgida	Director	2004
Anthony L. Coelho	Director	2004
Lloyd G. Davies	Executive Vice President and Director	2004
Marshall Miller	Director	2004
Thomas G. Noonan	Director	2004
Michael R. Quinlan	Director	2004

*
The current terms of each of these directors expire at this Annual Meeting, and each has been nominated for re-election for a term to expire at the annual meeting of stockholders in 2005. See "Proposal 2—Election of Directors".

        All of the individuals named above presently serve as directors of the Company, for terms to expire corresponding to those indicated above. By voting in favor of the Reincorporation Proposal, the Company's stockholders will be deemed to have approved of these individuals as directors of Warren Maryland without further action and without changes in the terms of office. For additional information regarding these individuals, see "Proposal 2—Election of Directors".

  Removal Of Directors

        Both the Delaware Bylaws and the Maryland Bylaws provide that, unless otherwise provided in the charter, any director may be removed, with or without cause, at any special meeting of the stockholders called for that purposes, by the affirmative vote of the holders of a majority in number of shares of the corporation entitled to vote for the election of such director, and the vacancy caused by such removal may be filled by the stockholders at such a meeting.

        Both the Delaware Articles and the Maryland Articles also provide that following an IPO, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting together as a single class.

  Filling Vacancies On The Board Of Directors

        Both the Delaware Bylaws and the Maryland Bylaws provide that, unless otherwise provided in the charter, vacancies in the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board.

        Both the Delaware Articles and the Maryland Articles also provide that, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause may be filled only by the Board of Directors (unless there are no remaining directors) acting by a majority vote of the directors then in office, though less than a quorum. Newly appointed directors serve until the expiration of the term of office of the class to which they have been elected appointed.

  Amendments Of Charter Documents

  The Company

        The Delaware Articles provide that the Delaware Articles may be amended in the manner prescribed by the Delaware Code, which requires the approval of the Company's Board of Directors and the holders of at least a majority of the outstanding shares of the Company's common stock. The amendment of certain other provisions of the Delaware Articles, however, requires the vote of at least 66 2/3% of the outstanding shares of capital stock entitled to vote generally in the election of directors. These include provisions relating to: the number, classification, election and removal of directors; the prohibition on stockholder action by written consent and the call of special stockholders' meetings following an IPO; and amendments to the Delaware Articles.

        The Delaware Bylaws provide that the Delaware Bylaws may be altered or repealed and new Bylaws may be made by the affirmative vote, at any meeting of the Board, of a majority of the entire Board, subject to the rights of the Company's stockholders to amend or repeal Bylaws made or amended by the Board by the affirmative vote of the holders of record of a majority in number of shares of the Company's outstanding stock present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting. The Delaware Articles provide that the Company's Board of Directors may adopt, amend or repeal the Delaware Bylaws by the affirmative vote of a majority of the total number of directors (whether or not there exist any vacancies at the time). The Delaware Articles also provide that the Company's stockholders also may adopt, amend or repeal the Delaware Bylaws by the affirmative vote of the holders of a majority of shares of outstanding stock of the Company present or represented at any meeting of the stockholders and entitled to vote thereon. The Delaware Articles further provide that following an IPO, any adoption, amendment or repeal of the Delaware Bylaws by the stockholders shall require, in addition to the vote of the holders of any class or series of the Company's stock required by law or the Delaware Articles, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

  Warren Maryland

        The Maryland Articles and the Maryland Bylaws contain provisions regarding amendments to the Maryland Articles and the Maryland Bylaws that are substantially identical to the ones contained in the Delaware Articles and the Delaware Bylaws.

        In addition, under the Maryland Code, the Maryland Articles may be amended by the Warren Maryland Board of Directors without stockholder approval to (1) change the name of the corporation or (2) change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock.

  Business Combinations With Certain Persons

        Section 203 of the Delaware Code provides that if a person acquires 15% or more of the stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years unless one of the following three exceptions applies:

  •
  the board of directors approved the acquisition of stock or the business combination transaction prior to the time that the person became an interested stockholder;

  •
  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares are held subject to the plan will be tendered in a tender or exchange offer; or

  •
  the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting.

        A Delaware corporation may elect not to be governed by Section 203. The Company has not made such an election. Section 203 does not apply to the Merger of the Company and Warren Maryland.

        Like the Delaware Code, the Maryland Code contains a business combination statute. The Maryland business combination statute prohibits a business combination between a corporation and an interested stockholder (one who beneficially owns 10% or more of the voting power) for a period of five years after the interested stockholder first becomes an interested stockholder, unless the transaction has been approved by the board of directors before the interested stockholder became an interested stockholder or the corporation has exempted itself from the statute pursuant to a charter provision. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (1) the transaction has been recommended by the board of directors and (2) the transaction has been approved by (a) 80% of the outstanding shares entitled to be cast and (b) two-thirds of the votes entitled to be cast other than shares owned by the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

        A Maryland corporation may elect not to be governed by the business combination statute. Warren Maryland has not made such an election.

  Stockholder Action By Written Consent

  The Company

        The Delaware Bylaws provide that whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon are present.

        The Delaware Articles provide that any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing the action(s) taken is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or taken such action at a meeting at which all shares entitled to vote thereon were present and vote. The Delaware Articles also provide that following an IPO, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by such stockholders.

  Warren Maryland

        The Maryland Bylaws provide that, except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing by each stockholder entitled to vote on the matter and is filed with the records of stockholder meetings. Unless the Articles of Incorporation provide otherwise, the holders of any class of the corporation's stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the corporation gives notice of the action so taken to each stockholder not later than 10 days after the effective time of the action.

        The Maryland Articles do not contain the same provisions with respect to stockholder action by written consent as the Delaware Articles. Under the Maryland Code, stockholder action by written consent must be signed by all stockholders; accordingly, any stockholder has the ability to block the action by electing not to sign the consent. Therefore, it is not necessary to prohibit stockholder action by written consent after an IPO in the Maryland Articles, because each stockholder will retain the right to block the action by not signing the written consent if the stockholder so desires.

  Special Meetings Of Stockholders

  The Company

        The Delaware Bylaws provide that special meetings of the stockholders for any purpose may be called only by a majority of the Company's Board, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board.

        The Delaware Articles provide that following an IPO, special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, either upon motion or upon written request by the holders of at least 66 2/3% of the voting power of all the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, or the Company's president.

  Warren Maryland

        The Maryland Bylaws provide that special meetings of the stockholders for any purpose, unless otherwise prescribed by statute, may be called only by a majority of the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board. The Maryland Bylaws also provide that special meetings also shall be called by an officer of Warren Maryland upon written request of stockholders holding in the aggregate not less than a majority of the outstanding shares of the common stock of Warren Maryland entitled to vote at such meeting.

        The Maryland Articles provide that following an IPO, unless otherwise prescribed by statute, special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, either upon motion or upon written request by the holders of at least 66 2/3% of the voting power of all the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, or by the President of the Company.

  Limitations On Liability Of Directors And Officers

  The Company

        The Delaware Articles contain a provision limiting the personal liability of directors that states that no director will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except as follows:

  (1)
  a director may be liable under Section 174 of the Delaware Code, which creates liability for unlawful payment of dividends and unlawful stock purchases or redemptions; and

  (2)
  a director also may be liable for:

  •
  his or her duty of loyalty to the company or its stockholders;

  •
  for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

  •
  any transaction from which the director derived an improper personal benefit.

  Warren Maryland

        Consistent with the Maryland Code, the Maryland Articles provide that an officer or director of Warren Maryland may not be liable to Warren Maryland or its stockholders for money damages, except to the extent:

  •
  it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received;

  •
  a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or

  •
  otherwise provided by the Maryland Code.

  Indemnification Of Directors And Officers

  The Company

        Under the Delaware Code, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) incurred in the defense or settlement of such a proceeding. In cases involving the right of the corporation, the Delaware Code requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the Delaware Code.

        The Delaware Code provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

        The Delaware Articles generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the Delaware Code. The Delaware Articles further provide, consistent with the Delaware Code, that the right to indemnification conferred by the Delaware Articles is not exclusive of any other right which a person may have under the Delaware Articles, the Delaware Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

        The Delaware Bylaws also generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the Delaware Code. The Delaware Bylaws further provide that, if the Delaware Code requires an advancement of expenses incurred by an indemnitee in his or her capacity as a director, officer or employee, advancement of such expenses shall only be made upon delivery to the Company of an undertaking to repay all amounts so advanced if it is ultimately determined that the indemnitee is not entitled to be indemnified for the expenses.

  Warren Maryland

        The Maryland Code permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that (1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty, (2) the person actually received an improper personal benefit or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The Maryland Code provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The Maryland Code also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Similar to the Delaware Code, the Maryland Code provides that unless otherwise provided in the corporation's charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses.

        The Maryland Code provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person's good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.

        The Maryland Articles provide that Warren Maryland will indemnify and advance expenses to its directors, officers, employees and agents to the fullest extent required or permitted by the Maryland Code. The Maryland Articles also provide, consistent with the Maryland Code, that the rights to indemnification and to the advancement of expenses conferred by the Maryland Articles are not exclusive of any other right which a person may have under any statute, the Maryland Articles, the Maryland Bylaws, any agreement, any vote of stockholders or the Board of Directors or otherwise.

  Appraisal Rights

        Under the Delaware Code and the Maryland Code, stockholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided that statutory procedures are followed. See "—Dissenting Stockholders' Rights of Appraisal". The Reincorporation Proposal does not trigger any appraisal rights.

        Under the Delaware Code, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called "appraisal rights"), if they properly follow the statutory procedures for asserting these rights. Appraisal rights do not apply if, however, (1) the shares are listed on a national securities exchange or The Nasdaq Stock Market National Market system or are held by 2,000 or more holders of record and (2) except for cash in lieu of fractional share interests, the shares are being exchanged for the shares of the surviving corporation of the merger or the shares of any other corporation, which shares of such other corporation will, as of the effective date of the merger or consolidation, be listed on a national securities exchange or The Nasdaq Stock Market National Market system or held of record by more than 2,000 holders.

        Pursuant to the Delaware Code, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation. Because the Company owns 100% of the outstanding stock of Warren Maryland, Company stockholders are not entitled to appraisal rights in connection with the Merger.

        The Maryland Code provides that there are no appraisal rights if: (1) the stock is listed on a national securities exchange or The Nasdaq Stock Market National Market system (a) with respect to the merger of a subsidiary corporation, 90% or more of which is owned by the acquiring corporation, on the date notice is given to or received by the dissenting stockholder, or (b) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (2) the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests out of provisions for the treatment of fractional shares of stock in the successor; or (3) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

  Inspection Of Books And Records

        The Delaware Code provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

        The Maryland Code provides that any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least 5% of the corporation's outstanding shares has a right to (1) inspect the corporation's books of account and stock ledger, (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (3) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

  Certain Anti-Takeover Effects

        Both the Delaware Articles and the Delaware Bylaws and the Maryland Articles and the Maryland Bylaws contain a number of provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

  •
  classification of the board of directors following an IPO, which prevents a majority of the incumbent directors from being replaced at a single annual stockholders' meeting;

  •
  authorization of the board of directors to issue additional shares of common stock and preferred stock generally without stockholder approval;

  •
  advance notice requirements for stockholder proposals and director nominations;

  •
  not permitting cumulative voting in the election of directors;

  •
  providing that, following an IPO, directors may be removed only for cause and only upon approval of 66 2/3% of the outstanding voting power;

  •
  providing that certain charter provisions can only be amended upon approval of 66 2/3% of the outstanding voting power; and

  •
  providing that stockholders may not act by written consent following an IPO.

        The provisions of the type described above that are contained in the Delaware Articles and the Delaware Bylaws are substantially the same as those contained in the Maryland Articles and the Maryland Bylaws. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the Delaware Code, which imposes a three-year moratorium on certain business combinations with an "interested stockholder" unless one of three exceptions applies. See "—Business Combinations with Certain Persons". Warren Maryland has, through a provision in the Maryland Articles, opted out of the comparable business combination statute contained in the Maryland Code, and, through a provision in the Maryland Bylaws, opted out of the Maryland control share acquisition statute (though the Warren Maryland Board of Directors could at any time cause Warren Maryland to become subject to the control share statute by amending the Bylaws to change the opt-out provision). See "Business Combinations with Certain Persons" and "Restrictions on Voting Rights".

        Anti-takeover provisions in the Delaware and Maryland Codes and in the corporate governance structure of both the Company and Warren Maryland could have the effect of discouraging an acquisition of the Company or Warren Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's or Warren Maryland's common stock. These provisions may serve to make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

  Dissenting Stockholders' Rights Of Appraisal

        Pursuant to Section 253 of the Delaware Code, appraisal rights are not available regarding mergers of two corporations if one of them owns at least 90 percent of the other's outstanding shares of each class of stock. Because we own 100 percent of all outstanding shares of Warren Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation Proposal.

Possible Disadvantages of the Reincorporation Proposal

        Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Articles, the Maryland Bylaws and the Maryland Code have not received extensive judicial interpretation by the Maryland courts. The Delaware Code is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Company's Board of Directors believes, however, that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

        Under current federal income tax laws, the Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the common stock of Warren Maryland received by the stockholders of the Company in exchange for common stock of the Company will be the same as the basis and holding period of the common stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Vote Required; Board Recommendation

        Pursuant to the Delaware Code and the Delaware Articles, the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of the Company will constitute adoption of the Merger Agreement, and specific approval of the Maryland Articles and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Warren Maryland in the classes as set forth under "Comparison of Stockholder Rights—Number and Classification of Directors", the assumption by Warren Maryland, as the surviving corporation of the Merger, of the Company's employee benefit plans, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.

        The Company's Board of Directors unanimously recommends that you vote "FOR" the Reincorporation Proposal.

PROPOSAL 2—ELECTION OF DIRECTORS

Board of Directors

        The stockholders elect the members of the Board of Directors annually. Eight directors will be elected at the 2004 Annual Meeting for a one-year term expiring at the 2005 Annual Meeting. The Board of Directors has nominated each of Chet Borgida, Anthony L. Coelho, Dominick D'Alleva, Lloyd G. Davies, Marshall Miller, Thomas G. Noonan, Michael R. Quinlan and Norman F. Swanton to stand for reelection at the meeting to hold office until our 2005 Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee elected as a Director will continue in office until his successor has been elected and qualified, or until his earlier resignation, death or retirement.

        The Board of Directors recommends a vote "FOR" the election of each of the following:

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2005

        The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see "—Executive Compensation" and "Securities Ownership of Certain Beneficial Owners and Management".

Name	Age	Position with the Company	Expiration of Term as Director	Initial Date as Director
Chet Borgida	59	Director	2005 Annual Meeting	November 2003
Anthony L. Coelho	61	Director	2005 Annual Meeting	May 2001
Dominick D'Alleva	52	Director	2005 Annual Meeting	June 1992
Lloyd G. Davies	67	Executive Vice President and Director	2005 Annual Meeting	July 2001
Marshall Miller	53	Director	2005 Annual Meeting	February 1998
Thomas G. Noonan	65	Director	2005 Annual Meeting	November 1997
Michael R. Quinlan	59	Director	2005 Annual Meeting	January 2002
Norman F. Swanton	65	President, Chairman of the Board and Chief Executive Officer	2005 Annual Meeting	June 1990

        Chet Borgida.    Mr. Borgida was elected to the Board of Directors in November 2003 and also serves as Chairman of Warren's Audit Committee. Mr. Borgida was a partner at Grant Thornton LLP (Warren's independent auditors) from 1977 to 2001. While at Grant Thornton LLP, Mr. Borgida had no involvement in the review or preparation of Warren's audited financial statements. Most recently from 2001 to 2003, Mr. Borgida was Senior Vice-President Finance and Chief Financial Officer of Cross Media Marketing Corporation. From March 2003 to October 2003, Mr. Borgida was also a director and Chairman of the audit committee of Brand Partners Group, Inc., and from November 2001 has been a director and Chairman of the audit committee of Correctional Services Corporation, both Nasdaq listed companies. He graduated from Hunter College with a Bachelor Degree in Accounting in 1967. He is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

        Anthony L. Coelho.    Congressman Coelho joined our Board as an independent director in May 2001 and serves on the corporate governance committee of the Board. From December 2000 to the present, Congressman Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc, an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Congressman Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Congressman Coelho has served on a number of corporate boards and currently serves on the boards of Cyberonics, Inc., DeFrancesco & Sons, Inc., Ripplewood Holdings, LLC and Service Corporation International, a publicly traded company. Congressman Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

        Dominick D'Alleva.    Mr. D'Alleva was our Secretary until September 2002 and has been a director since June 1992. He serves on the corporate governance and compensation committees of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

        Lloyd G. Davies.    Mr. Davies joined the board of directors in July 2001 and until March 16, 2004, he served on the audit committee of the Board. On March 17, 2004, Mr. Davies was appointed Executive Vice President of Warren Resources, Inc. and Chairman and Chief Executive Officer of our principal operating subsidiary, Warren E&P, Inc., based in Casper, Wyoming. For the past eight years, Mr. Davies has been retired. From 1992 through 1994, Mr. Davies was the Assistant Division Manager for the Western U.S. area for Texaco. Prior to that, from 1990 through 1992, Mr. Davies was the Manager and Director of Operations for Texaco's Far East Operations Division. During those years, he also served on several of Texaco's subsidiaries' board of directors in the Far East. Mr. Davies received a Bachelor of Science Degree in Petroleum Engineering from the University of Oklahoma in 1958. In 1966, he received a Master of Science Degree in Petroleum Engineering with a Minor in Math from the University of Texas.

        Marshall Miller.    Mr. Miller joined the Board as an independent director in February 1998 and serves on the audit committee and compensation committee of the Board. Since 1988, Mr. Miller served in various senior management capacities at financial institutions including Fair, Isaac Companies and Providian Financial Corporation and specialized in advanced computer systems for credit risk management. Until retiring in 2000, Mr. Miller was Executive Vice President of Strategic Risk Management at Wells Fargo Bank in San Francisco. Mr. Miller received a Bachelor of Arts Degree in Mathematics from the University of California at Los Angeles, a Master of Arts Degree in Mathematics from the University of California at Berkeley and a Masters of Science Degree in Operations Research from Stanford University in 1976.

        Thomas G. Noonan.    Mr. Noonan joined the Board as a director in November 1997 and served as Chairman of the compensation committee until March 2004. For the past 17 years, he has served as Manager of Quality Assurance for Mars Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the New York State Department of Health. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959. He is the brother-in-law of Mr. Swanton.

        Michael R. Quinlan.    Mr. Quinlan joined the Board as a director in January 2002 and is Chairman of Warren's corporate governance committee. From 1963 to the present Mr. Quinlan has been employed by the McDonald's Corporation. In 1979, Mr. Quinlan was appointed to the board of directors of McDonald's and served as the Chairman of the Board and Chief Executive Officer from 1990 to 1998. From 1998 to 1999, he served as Chairman of the Board of McDonald's Corporation. From 1987 to 1990, he served as the President and Chief Executive Officer. Currently he serves as the Chairman of the Executive Committee. Mr. Quinlan is Chairman of the board of trustees of both

Ronald McDonald House Charities and Loyola University Chicago. Additionally, he is a member of the board of trustees of Loyola University Health System. He is also on the board of directors of Dun and Bradstreet Corporation and the May Department Stores Company. Mr. Quinlan earned a Bachelor of Science degree in 1967 and a Master's of Business Administration from Loyola University Chicago in 1970. He has been awarded Honorary Doctors of Law Degrees from Loyola University Chicago, Elmhurst College and Illinois Benedictine College.

        Norman F. Swanton.    Mr. Swanton has served as our President, Chairman of the Board and Chief Executive Officer since Warren Resources, Inc. was founded in June 1990. From October 1986 to 1990, he served as an independent financial advisor, arranging debt restructuring, credit facilities, leveraged buy-out financing, debt-for-equity exchanges, equity financing and providing other financial services. From 1972 to 1985, he served as Chairman of the Board, President and Chief Executive Officer of Swanton Corporation, a publicly held company engaged in investment banking, securities brokerage, insurance premium financing, securities industry consulting and energy operations; Chairman of the Board and founder of NFS Services, Inc., a corporation engaged in providing credit, operations and regulatory consulting; Chairman of the Board of Swanton, Shoenberg Hieber, Inc., a New York Stock Exchange member firm; Chairman of the Board of Swanton Swartwood Hess, Inc., a NASD member firm; and President and founder of Low Sulphur Fuel Company, a marine terminal residual fuel oil blending operation combined with crude oil-for-product exchange activities on behalf of West Coast utility companies. From 1961 to 1970, he served as an executive officer of Glore, Forgan, Staats, Inc. and a divisional controller for Hayden Stone, Inc. which were New York Stock Exchange member securities and underwriting firms. From 1970 to 1972, he served as a principal consultant to the Trust Fund of the New York Stock Exchange serving as its representative in the liquidation of several former New York Stock Exchange member firms. Mr. Swanton received his Bachelor of Arts Degree in History and Political Science from Long Island University in 1962 and attended Bernard Baruch Graduate School of Business in a graduate degree program in Accountancy and Finance from 1963 to 1966. He is the brother-in-law of Thomas G. Noonan, one of our directors.

Executive Officers

        The following table sets forth information regarding our executive officers:

Name	Age	Position
Norman F. Swanton	65	President, Chairman of the Board and Chief Executive Officer
Lloyd G. Davies	67	Executive Vice President of Warren and Chairman and Chief Executive Officer of Warren E&P, Inc.
Timothy A. Larkin	41	Executive Vice President and Chief Financial Officer
David E. Fleming	49	Senior Vice President, General Counsel and Corporate Secretary
Ellis G. Vickers	47	Senior Vice President — Land Management & Regulatory Affairs and Associate General Counsel
Kenneth A. Gobble	44	President and Chief Operating Officer of Warren E&P, Inc.
Stewart P. Skelly	29	Vice President and Controller

        Norman F. Swanton    (see biography above).

        Lloyd G. Davies    (see biography above).

        Timothy A. Larkin.    Mr. Larkin has served as our Senior Vice President and Chief Financial Officer since January 1995. On March 17, 2004, Mr. Larkin was appointed Executive Vice President of Warren Resources. From 1991 to 1994, he served as Accounting Manager of Palmeri Fund Administrators, Inc., an administrative services company providing accounting, administrative and investment advisory support to over 50,000 limited partners in investment funds primarily sponsored by Merrill Lynch and Oppenheimer & Co. Inc. From 1985 to 1991, he was employed in the audit department of Deloitte & Touche, LLP, an international public accounting firm, attaining the level of audit manager. Mr. Larkin received his bachelor of science degree in Accounting from Villanova University in 1985.

        David E. Fleming.    Mr. Fleming joined Warren in July 2001 as a Senior Vice President and General Counsel. In September 2002, Mr. Fleming was also elected our Corporate Secretary. From January 1999 to June 2001, he was a partner with the law firm of Cummings & Lockwood, where he practiced corporate and securities law. For the five years prior thereto, he practiced corporate law at Epstein, Becker & Green, P.C., New York, New York, where he was a member of the firm and currently maintains Of Counsel status. Mr. Fleming does not provide any legal services to the Company on behalf of Epstein, Becker & Green, P.C. Mr. Fleming received a Bachelor of Arts degree from Cornell University in 1976 and a Juris Doctor, Cum Laude, from the University of Maryland School of Law in 1980. He is admitted to practice law in the states of New York, Connecticut and Maryland.

        Ellis G. Vickers.    Mr. Vickers became our Senior Vice President—Land Management & Regulatory Affairs in January 2003. From September 2001 through December 2002, he was Vice President and Associate General Counsel and Senior Vice President and General Counsel of Warren E&P, Inc. From 1995 through December 2001, Mr. Vickers practiced law with the New Mexico based law firm of Bozarth & Vickers. He focused his practice on corporate, securities, oil and gas, real estate and partnership law and is a New Mexico Board of Legal Specialization Recognized Specialist in Oil and Gas Natural Resources. Mr. Vickers received his Bachelor of Science degree in Political Science, Summa Cum Laude, from Eastern New Mexico University in 1979 and a Juris Doctor from the University of New Mexico in 1982. He is admitted to practice law in the states of New Mexico and Texas.

        Kenneth Gobble.    Mr. Gobble became our Vice President—Exploration & Production in January 2003. On March 17, 2004, Mr. Gobble was appointed President and Chief Operating Officer of Warren E&P, Inc. From 1996 to December 2002, he was Vice President—Rocky Mountain Region for Warren E&P. Prior to joining Warren E&P in 1996, Mr. Gobble had extensive experience with major service companies including Schlumberger Well Services. Additionally, Mr. Gobble has extensive experience in numerous advanced applications for natural gas and oil drilling operations including logging-while-drilling, formation evaluation, 3-D seismic, vertical seismic profiling, horizontal drilling and coalbed methane development. Mr. Gobble received his Bachelor of Science Degree in Petroleum Engineering and a Bachelor of Science Degree in Mathematics from New Mexico Institute of Mining and Technology in 1986.

        Stewart P. Skelly.    Mr. Skelly has served as our Assistant Controller since 2000 and Corporate Controller since 2002. On March 17, 2004, Mr. Skelly was appointed Vice President of Warren Resources. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media conglomerate, attaining the level of Accounting Manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a midsize public accounting firm in Ireland, attaining the level of audit senior. Mr. Skelly is a graduate of Griffith College Dublin and is a Chartered Certified Accountant.

The Company's Director Nomination Process

        The Company's Board of Directors has, by resolution of the Board, adopted a Director Nominations Policy (the "Nominations Policy"). The purpose of the Nominations Policy is to describe the process by which candidates for possible inclusion in the Company's recommended slate of director nominees (the "Candidates") are selected. The Nominations Policy is administered by the Corporate Governance Committee (the "Governance Committee") of the Board. As noted earlier, one of the Company's current directors, Mr. Borgida, was appointed by the Board in November 2003 to fill Board vacancies and has not been previously elected by the stockholders. Mr. Borgida was recommended by one of the Company's executive officers in order to meet the Securities and Exchange Commission (the

"SEC") requirement that at least one member of the Audit Committee be deemed an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Minimum Criteria for Board Members

        Each Candidate must possess at least the following specific minimum qualifications:

  •
  Each Candidate shall be prepared to represent the best interests of all of the Company's stockholders and not just one particular constituency.

  •
  Each Candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field.

  •
  No Candidate, or family member (as defined in the National Association of Securities Dealers ("NASD") rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) of a Candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

  •
  Each Candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he or she is a member, and not have other personal or professional commitments that would, in the Governance Committee's sole judgment, interfere with or limit his or her ability to do so.

  •
  Each Candidate shall be willing to make, and financially capable of making, the required investment in the Company's stock in the amount and within the timeframe specified in the Company's Corporate Governance Principles and Practices.

Desirable Qualities and Skills

        In addition, the Governance Committee also considers it desirable that Candidates possess the following qualities or skills:

  •
  Each Candidate should contribute to the Board's overall diversity—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds.

  •
  Each Candidate should contribute positively to the existing chemistry and collaborative culture among Board members.

  •
  Each Candidate should possess professional and personal experiences and expertise relevant to the Company's goal of being a leading exploration and development company. At this stage of the Company's development, relevant experiences might include, among other things, senior level executive experience and relevant senior level expertise in one or more of the following areas—engineering, finance, accounting, sales and marketing, organizational development, information technology and public relations.

        Our bylaws contain a specific provision regarding nominations by made by stockholders for the election of directors. To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing and received by the Secretary of the Company at the Company's principal executive offices not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary of the Company not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting (or if later, the 10th day following the day on which public announcement of the date of the meeting is first made. Each notice of nomination of directors by a stockholder must contain certain information about the proposed nominee, including name, age, business address and residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee, the class and number of shares of the Company's stock beneficially owned by each nominee on the date of the notice and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The Board of Directors or a nominating committee of the Board, if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of our stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and that the defective nomination will be disregarded.

Shareholder Communications to the Board

        Stockholders wishing to send communications to the Board may contact Michael R. Quinlan, Chairman of the Corporate Governance Committee, at our principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Affirmative Determinations Regarding Director Independence and Other Matters

        The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the NASD:

    Chet Borgida
    Anthony Coelho
    Dominick D'Alleva
    Marshall Miller
    Michael Quinlan

        In this proxy statement these five directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

        The Board of Directors has also determined that each member of the three committees of the Board currently meets the independence requirements applicable to those committees prescribed by the NASD, the SEC and the Internal Revenue Service. The Board of Directors has further determined that Mr. Borgida, a member of the Audit and Compliance Committee of the Board of Directors, is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Presiding Director

        Each March, the Independent Directors select from their group an Independent Director to preside at all meetings of the Independent Directors. Mr. Quinlan currently serves as presiding director. The Independent Directors meet in executive session at each Board meeting.

Meetings of the Board of Directors

        During 2003, the Board of Directors met four times. At least 80% of the directors attended each meeting. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of stockholders. All seven of our incumbent directors attended the 2003 Annual Meeting of Stockholders held on May 21, 2003.

Compensation of Directors

        Directors who are also employees of Warren receive no additional compensation for their services as directors. Directors who are not employees of Warren receive $1,000 for each meeting of the board of directors or committees of the board of directors which they attend, and are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with the attendance at such meetings. Until Warren becomes a publicly traded company, each director receives:

  •
  options to purchase 25,000 shares of our common stock exercisable at the then current fair market price for a period of five years upon becoming a member of the board; and

  •
  options to purchase 10,000 shares of our common stock for each year of service thereafter, exercisable at the then current fair market price for a period of five years.

        In the event Warren becomes a publicly traded company, each non-employee director shall receive:

  •
  an annual retainer fee of $10,000;

  •
  options to purchase 10,000 shares of our common stock exercisable at the then current fair market price for a period of five years, upon becoming a member of the board; and

  •
  options to purchase 5,000 shares of our common stock for each year of service thereafter, exercisable at the then current fair market price for a period of five years.

CORPORATE GOVERNANCE

        We have always taken the issue of corporate governance seriously. The Board is comprised of a majority of independent directors and the Audit Committee, the Governance Committee and the Compensation Committee are comprised entirely of independent directors.

        The Board of Directors has established the following standing committees: audit, compensation and corporate governance.

        Audit Committee.    The audit committee is comprised entirely of non-employee directors. The audit committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time. We intend to maintain an audit committee consisting of at least three independent directors. Independent directors are persons who are, among other things, neither officers nor employees of Warren or its subsidiaries or any other person who has a relationship with any person or entity which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Audit Committee held four meetings in 2003.

        The Committee currently consists of Messrs. Miller and Borgida. We are currently in the process of seeking a replacement for Mr. Davies who was previously on the committee. Mr. Borgida currently acts as chairman of the audit committee and is deemed by the Company to be an "audit committee financial expert".

        Compensation Committee.    The compensation committee consists of Messrs. D'Alleva and Miller. We are currently in the process of seeking a replacement for Mr. Noonan who was previously on the committee. The compensation committee held one meeting in 2003. Mr. D'Alleva is the chairman of the committee. The compensation committee has sole authority to administer our stock option plans.

The compensation committee also reviews and makes recommendations regarding the compensation levels of our executive officers.

        Corporate Governance Committee.    As a result of the enactment of the Sarbanes-Oxley Act of 2002 and New York Stock Exchange and Nasdaq Stock Market, Inc. rules, in March 2003, the Board appointed an independent Corporate Governance Committee and has adopted written charters for all three independent committees that provide, among other things, for an annual self-evaluation. In addition, the Board has adopted a Code of Business Conduct and a Code of Ethics for the Senior Financial Officers. In March 2003, the Board appointed Messrs. Quinlan, D'Alleva and Coelho as members of the Corporate Governance Committee, with Mr. Quinlan serving as chairman. The Corporate Governance Committee held one meeting in 2003.

        The purposes of the Corporate Governance Committee include without limitation to:

  •
  assist the Board in identifying qualified individuals to become directors;

  •
  recommend to the Board qualified director nominees for election at the stockholders' annual meeting;

  •
  determine membership on the Board committees;

  •
  recommend Corporate Governance guidelines;

  •
  conduct annual self-evaluations of the Board and the Corporate Governance Committee; and

  •
  report annually to the Board on the Chief Executive Officer succession plan.

        The Charter of the Corporate Governance Committee can be found on our website at www.warrenresourcesinc.com.

Code of Business Conduct for All Directors, Officers and Employees

        The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website at www.warrenresourcesinc.com. A copy of the Code of Business Conduct is available on our website at www.warrenresourcesinc.com.

Code of Ethics for Senior Financial Officers

        The Board has also adopted a separate Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer ("Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

  •
  Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

  •
  Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable;

  •
  Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies;

  •
  Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated;

  •
  Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage;

  •
  Proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates;

  •
  Maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren; and

  •
  Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct.

        There shall be no waiver of any part of the Senior Financial Officers' Code except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver shall be posted on our website at www.warrenresourcesinc.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board of Directors is attached to the Annual Report as Exhibit 14 and is available on our website at www.warrenresourcesinc.com.

Compensation Committee Report

Compensation Philosophy of the Company

        Warren's executive compensation programs consist primarily of

  •
  base salary,

  •
  performance-based annual bonus, and

  •
  long-term stock incentive plans which the Company considers essential to attract, retain and reward key personnel.

        Collectively, these programs are designed to promote the strategic objectives that are critical to the long-term success of the Company.

        Warren structures its compensation programs to match pay with performance. Individual base salaries are determined based on a subjective evaluation considering peer-company market data, the executive's performance and the length of time the executive has been in the position. Base compensation is reviewed annually by the independent compensation consultant and the Compensation Committee and adjustments, if any, reflect each executive officer's contribution to the performance of the Company. In 2003, all of the senior executives were under three-year Employment Agreements that were executed in 2001 that provided for a fixed base salary, incentive bonus compensation and long-term incentive stock options (see "Executive Compensation—Employment Agreements" below).

        The Compensation Committee believes the design of the Company's total executive compensation program provides executives the incentive to maximize long-term operational performance using sound financial controls and high standards of integrity. The Compensation Committee also believes that total compensation for each executive should be commensurate with the achievement of specific short-term and long-term operational, financial, and strategic objectives.

        In designing the Company's compensation programs, the Compensation Committee's primary consideration is Warren's achievement of strategic business goals that serve to enhance shareholder value. Consideration is also given to competitive compensation practices, market economics and other factors. Section 162(m) of the Internal Revenue Code, as amended (the "Code"), limits a company's ability to deduct compensation paid in excess of $1 million during any fiscal year to the Chief Executive Officer and the next four highest paid officers, unless the compensation meets shareholder approved performance-based requirements. The Compensation Committee is committed to making awards that qualify as deductible compensation under section 162(m) of the Code whenever possible. However, where granting awards is consistent with the strategic goals of the Company, the Compensation Committee reserves the right to make awards that are non-deductible when it believes it is in the best interest of the Company.

February 27, 2004	THE COMPENSATION COMMITTEE
/s/ MARSHALL MILLER, Chairman
/s/ THOMAS NOONAN
/s/ DOMINICK D'ALLEVA

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee are currently an officer or employee of Warren. No member of our compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Communications with the Board

        Stockholders wishing to send communications to the Board may contact Norman F. Swanton, our Chief Executive Officer, President and Chairman of the Board, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of May 17, 2004 by:

  •
  each person known to us to beneficially owned more than 5% of the outstanding shares of our common stock;

  •
  each of our directors;

  •
  our chief executive officer and four most highly compensated executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 17, 2004 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 19,374,070 shares of common stock outstanding as of May 17, 2004.

        Unless otherwise indicated, each person named in the table has sole voting power and investment power, or shares this power with his or her spouse, with respect to the shares of our common stock listed as beneficially owned by such person and has the same address as Warren. Our address is 489 Fifth Avenue, 32nd Floor, New York, NY 10017.

        The table includes all shares beneficially owned by each stockholder, which includes any shares as to which the individual has sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days of May 17, 2004, through the exercise of any stock option or other right.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
Wellington Management Company, LLP(1) 75 State Street Boston, MA 02109	2,000,000	10.3%
Norman F. Swanton(2)(3)(6)	2,820,393	14.3%
Timothy A. Larkin(3)(6)	410,750	2.1%
David E. Fleming(3)(6)	88,000	*
Ellis G. Vickers(3)(6)	76,000	*
Jack B. King(3)(6)	181,804	*
Dominick D'Alleva(4)	75,521	*
Anthony L. Coelho(4)	45,000	*
Lloyd G. Davies(3)(6)	65,000	*
Marshall Miller(4)	769,000	4.0%
Thomas G. Noonan(4)(5)	734,533	3.8%
Michael R. Quinlan(4)	123,000	*
Chet Borgida(4)	25,000	*
All directors and executive officers as a group (12 persons)	5,414,001	26.1%

*
Less than 1% of the outstanding common stock.

(1)
Wellington Management Company, LLP, in its capacity as investment advisor, may be deemed to beneficially own these shares, which are held of record by clients of Wellington Management Company, LLP.

(2)
Does not include 336,000 shares of common stock owned by the Swanton Family Trust and 360,200 shares of common stock owned by the Virginia Trust of Eire, as to which Mr. Noonan and his wife are the trustees. The nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mrs. Noonan is Mr. Swanton's sister. Does not include 53,500 shares owned by a charitable foundation or 62,940 shares owned by the Ingalls Family Trust, for which Mr. Swanton and his wife are trustees. Mr. Swanton disclaims all ownership of such shares.

(3)
Includes stock options currently exercisable as follows: 300,000 at $4.00 per share and 100,000 at $7.00 per share for Norman F. Swanton; 45,000 at $10 per share and 20,000 at $7.00 per share for Lloyd G. Davies; 310,750 at $4.00 per share and 50,000 at $7.00 per share for Timothy A. Larkin; 66,000 at $4.00 per share and 12,000 at $7.00 per share for David E. Fleming; 66,000 at $4.00 per share and 10,000 at $7.00 per share for Ellis G. Vickers; and 157,252 at $4.00 per share and 5,000 at $7.00 per share for Jack B. King.

(4)
Includes stock options currently exercisable at between $4.00 and $10.00 per share as follows: 30,000 for Thomas Noonan; 30,000 for Dominick D'Alleva; 30,000 for Marshall Miller; 45,000 for Anthony Coelho; 45,000 for Michael Quinlan; and 25,000 for Chet Borgida.

(5)
Includes 336,000 shares of common stock owned by the Swanton Family Trust and 360,200 shares of common stock owned by the Virginia Trust of Eire. Mr. Noonan and his wife are the trustees of these trusts. Mrs. Noonan is Mr. Swanton's sister and the nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mr. Swanton and Mr. Noonan disclaim beneficial ownership of the shares of common stock held by the Swanton Family Trust and the Virginia Trust of Eire.

(6)
Does not include unvested stock options exercisable at $7.00 per share as follows: 100,000 for Norman F. Swanton; 40,000 for Lloyd G. Davies; 50,000 from Timothy A. Larkin; 12,000 for David E. Fleming; 10,000 for Ellis G. Vickers; and 5,000 for Jack B. King.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership on Forms 3 and reports of changes in beneficial ownership of our common stock and other equity securities on Forms 4. Our executive officers, directors and greater than 10% stockholders are required by SEC rules to furnish to us copies of all Section 16(a) reports that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2003.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation earned by our Chief Executive Officer and each of the four most highly compensated other officers who received annual compensation in excess of $100,000 for the year ended December 31, 2003. The compensation set forth in the table below for the fiscal years ended December 31, 2003, 2002 and 2001 does not include medical, group life or other benefits which are available to all of our salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Securities Underlying Options		All Other Compensation
Norman F. Swanton Chief Executive Officer and Chairman of the Board	2003 2002 2001	$385,000 375,000 375,000	$250,000 187,500 220,000	$16,274 16,274 18,814	300,000 (600,000 600,000	)(3)	-0- -0- -0-
Timothy A. Larkin Executive Vice President and Chief Financial Officer	2003 2002 2001	$205,400 200,000 185,000	$125,000 100,000 92,500	$413 819 819	310,750 (676,875 676,875	)(3)	-0- -0- -0-
David E. Fleming Senior Vice President, General Counsel and Secretary	2003 2002 2001	$210,000 210,000 105,000	$105,000 105,000 26,250	-0- -0- -0-	66,000 (150,000 150,000	)(3)	-0- -0- -0-
Ellis G. Vickers Senior Vice President—Land Management & Regulatory Affairs and Associate General Counsel	2003 2002 2001	$215,670 210,000 105,000	$107,835 105,000 26,250	-0- -0- -0-	66,000 (150,000 150,000	)(3)	-0- -0- -0-

Jack B. King Vice President and Director of National Sales And Marketing	2003 2002 2001	$120,000 200,000 200,000	$187,817 13,500 348,261	-0- -0- -0-	157,252 (380,630 380,630	)(3)	-0- -0- -0-

(1)
Bonus amounts reported for 2003, 2002 and 2001 include bonuses earned in the reported year and actually paid in the subsequent year.

(2)
Amounts reflect insurance premiums paid by the company during the covered fiscal year with respect to life insurance for the benefit of the named executive officer or his designee.

(3)
On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated 2,255,783 stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006.

Option Grants in Last Fiscal Year

        The following stock options to purchase shares of our common stock were granted to the named executive officers during the fiscal year ended December 31, 2003.

	Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
			Exercise Price(1)	Expiration Date
					5%	10%
Norman F. Swanton	300,000	22%	$4.00	04/30/08	$331,538	$732,612
Timothy A. Larkin	310,750	23%	$4.00	04/30/08	$343,418	$758,864
David E. Fleming	66,000	5%	$4.00	04/30/08	$72,938	$161,175
Ellis G. Vickers	66,000	5%	$4.00	04/30/08	$72,938	$161,175
Jack B. King	157,252	11%	$4.00	04/30/08	$173,783	$384,016

(1)
The exercise price per share of each option was determined to be equal to the fair market value per share of the underlying stock on the date of grant, as estimated by management.

        The potential realizable value shown is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to the rules and regulations of the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

Employment Agreements

        We have entered into employment agreements with Messrs. Swanton, Larkin, Davies, Fleming and Vickers. In addition to the specific provisions of each employment agreement as described below, each of these employment agreements provides that if the executive's employment is terminated without cause, due to death or disability or for "good reason", including a change of control, all stock options granted to the executive under the Equity Incentive Plan shall be kept in effect.

        Norman F. Swanton.    We entered into an employment agreement on January 1, 2001 with Norman F. Swanton, our President, Chief Executive Officer and Chairman, that provides for a salary of $375,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his employment agreement, Mr. Swanton received stock options to purchase 600,000 shares of common stock at an exercise price of $10.00 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve our capital structure, Mr. Swanton voluntarily surrendered and terminated his 600,000 stock options. Under his agreement, if Mr. Swanton's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, Warren, Mr. Swanton will be entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. Mr. Swanton's employment agreement automatically renews on each anniversary of the effective date after the initial three-year employment term, for an additional one year unless we notify Mr. Swanton in writing 90 days prior to such anniversary that we will not be renewing his employment agreement. Effective January 1, 2004, Mr. Swanton's employment agreement was extended for an additional term of one year during which he has voluntarily agreed to waive the 50% minimum bonus contained in his original agreement, leaving any bonus compensation at the discretion of the compensation committee of the Board. Mr. Swanton also agreed to waive his stock option repurchase rights.

        Timothy A. Larkin.    We entered into an employment agreement on January 1, 2001 with Timothy A. Larkin, our Executive Vice President and Chief Financial Officer, that provides for a salary of $185,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his employment agreement, Mr. Larkin received stock options to purchase 676,875 shares of common stock at an exercise price of $10.00 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve our capital structure, Mr. Larkin voluntarily surrendered and terminated his 676,875 stock options. Under his agreement, if Mr. Larkin's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, Warren, Mr. Larkin will be entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. Mr. Larkin's employment agreement automatically renews on each anniversary of the effective date after the initial three-year employment term, for an additional one year unless we notify Mr. Larkin in writing 90 days prior to such anniversary that we will not be renewing his employment agreement. Effective January 1, 2004, Mr. Larkin's Employment Agreement has been extended for an additional term of one year during which he has voluntarily agreed to waive the 50% minimum bonus contained in his original agreement, leaving any bonus compensation at the discretion of our Chief Executive Officer. Mr. Larkin also agreed to waive his stock option repurchase rights.

        Lloyd G. Davies.    We entered into an employment agreement on March 17, 2004 effective March 1, 2004 with Lloyd G. Davies, our Executive Vice President and the Chairman and Chief Executive Officer of Warren E&P, Inc. that provides for a base salary of $200,000 per year, participation in our standard insurance plans for our executives and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his employment agreement, Mr. Davies received stock options to purchase 60,000 shares of common stock at an exercise price of $7.00 per share for a period expiring five years from date of issuance. Mr. Davies is obligated to devote sixty (60%) percent of his business time to the performance of his duties and responsibilities to Warren. Under his agreement, if Mr. Davies' employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, Warren, Mr. Davies will be entitled to termination compensation equal to the greater of three month's base salary or all of the base salary for the remainder of the employment term. Mr. Davies' employment agreement expires on December 31, 2004, but shall automatically renew unless we notify Mr. Davies or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement.

        David E. Fleming.    We entered into an employment agreement on March 31, 2004 effective January 1, 2004 with David E. Fleming, our Senior Vice President, General Counsel and Corporate Secretary, that provides for a base salary of $223,438 per year, participation in our standard insurance plans for our executives and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his employment agreement, Mr. Fleming is obligated to devote sixty (60%) percent of his business time to the performance of his duties and responsibilities to Warren. Under his agreement, if Mr. Fleming's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, Warren, Mr. Fleming will be entitled to termination compensation equal to the greater of three month's base salary or all of the base salary for the remainder of the employment term. Mr. Fleming's employment agreement expires on December 31, 2004, but shall automatically renew unless we notify Mr. Fleming or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement.

        Ellis G. Vickers.    We entered into an employment agreement on September 1, 2001 with Ellis G. Vickers, our Senior Vice President—Land Management & Regulatory Affairs and Associate General Counsel, that provides for a salary of $210,000 per year, guaranteed annual bonus compensation equal to 50% of his annual base salary, participation in our standard insurance plans for our executives and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his employment agreement, Mr. Vickers received stock options to purchase 150,000 shares of common stock at the exercise price of $10 per share for a period expiring five years from date of issuance. On October 1, 2002, in order to improve our capital structure, Mr. Vickers voluntarily surrendered and terminated his 150,000 stock options. Under his agreement, if Mr. Vickers' employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, Warren, Mr. Vickers is entitled to termination compensation equal to the greater of two years annual base salary, plus the bonus amount paid in the preceding fiscal year, or all of the base salary for the remainder of the employment term, plus the preceding year's bonus compensation. Mr. Vickers' employment agreement automatically renews on each anniversary of the effective date after the initial three-year employment term, for an additional one year unless we notify Mr. Vickers or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement.

Employee Benefit Plans

2000 Equity Incentive Plan for Employees of Warren E&P, Inc.

        Introduction.    Our 2000 Equity Incentive Plan for Employees of Warren E&P, Inc. was adopted by the board in September 2000 and was amended by the board in September 2001, and approved by our shareholders on September 5, 2002. Any awards granted before shareholder approval of the plan are subject to, and may not be exercised or realized before, approval of the plan by the shareholders. The plan is administered by our compensation committee.

        Share Reserve.    1,975,000 shares of common stock have been authorized for issuance under the plan. In addition, no participant in the plan may be granted stock options and direct stock issuances for more than 750,000 shares of common stock in total per calendar year.

        Awards.    The plan provides for the following types of awards:

  •
  eligible individuals in the employ of, or rendering services to, Warren E&P and its subsidiaries may be granted options to purchase shares of common stock at an exercise price determined by the compensation committee;

  •
  eligible individuals may be issued shares of common stock that may be subject to certain restrictions and conditions directly through the purchase of shares at a price determined by the compensation committee.

        Plan Features.    The plan will include the following features:

  •
  eligible participants under the plan are employees, consultants and directors of Warren E&P and its subsidiaries;

  •
  the plan sets forth various restrictions upon the exercise of awards. The compensation committee has the discretion to alter any restrictions or conditions upon any awards;

  •
  the exercise price for any options granted under the plan may be paid in cash, by certified or cashier's check or, if acceptable to the compensation committee, in property valued at fair market value, by delivery of a promissory note, or in currently owned shares of common stock valued at fair market value on the last business day prior to the date of exercise. An option may, in the discretion of the compensation committee, be exercised through a sale or loan program with a broker acceptable to the compensation committee without any cash outlay by the optionee;

  •
  grants of restricted stock awards can be made to participants. Restricted stock awards may be subject to certain restrictions, vesting requirements or other conditions, including the attainment of performance goals; and

  •
  if a participant's employment is terminated for any reason other than cause, including death or disability, any vested options held by the participant will remain exercisable for a specified period of time after the termination. If a participant's employment is terminated for cause, all outstanding options held by the participant will expire immediately. If a participant's employment is terminated for any reason other than cause, any unvested restricted stock awards will generally be forfeited unless the compensation committee provides otherwise. If a participant's employment is terminated for cause, all restricted stock awards will be forfeited. Warren may require the return of any dividends previously paid on the restricted stock and, in all events, will repay to the participant (or the participant's estate) any amounts paid for the restricted stock awards.

        Change in Control.    In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the compensation committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards, the compensation committee could also elect to terminate any vested awards in exchange for cash payments.

        Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of Warren or of Warren E&P that does not constitute a change-in-control as described above, a participant will be entitled to receive, upon exercising an option, that which the participant would have received had the participant exercised prior to the recapitalization or reorganization.

        Amendment.    The board may amend or modify the 2000 Plan at any time, pending any required shareholder approval. The 2000 Plan will terminate no later than September 1, 2010.

        As of December 31, 2003, nonqualified stock options to purchase 595,500 shares of our common stock were granted to eligible persons pursuant to this plan at an exercise price of $4.00 per share. Of these shares, 540,250 are fully vested. Additionally, nonqualified stock options to purchase 55,250 shares of our common stock at an exercise price of $4.00 are currently vesting. None of these options has been exercised. The shares that may be issued pursuant to the exercise of an option awarded under this plan have not been registered under the Securities Act.

2001 Stock Incentive Plan

        Introduction.    Our 2001 Stock Incentive Plan was adopted by the board in September 2001 and approved by our shareholders on September 5, 2002. Any awards granted before shareholder approval of the plan are subject to, and may not be exercised or realized, before approval of the plan by the shareholders. The plan will be administered by our compensation committee.

        Share Reserve.    A total of 2,500,000 shares of our common stock have been authorized for issuance of options under the plan. In addition, no participant in the plan may be granted stock options, separately exercisable stock appreciation rights, direct stock issuances and stock units for more than 750,000 shares of our common stock in total per calendar year.

        Programs.    The plan is divided into three separate programs:

  •
  an option grant program under which eligible individuals may be granted options to purchase shares of common stock at an exercise price determined by the compensation committee;

  •
  a stock appreciation rights program under which eligible individuals may be granted rights to receive payments equal to the fair market value of shares of common stock to which the right is subject on the date of exercise over the fair market value of such shares of common stock on the date of grant; and

  •
  a stock issuance program under which eligible individuals may be issued shares of common stock directly through the purchase of shares at a price determined by the compensation committee, or units representing such shares.

        Plan Features.    The plan includes the following features:

  •
  eligible individuals under the plan are employees, consultants and directors of Warren and our subsidiaries;

  •
  the plan sets forth various restrictions upon the exercise of awards. Our compensation committee has the discretion to accelerate the vesting or exercisability of options under certain events;

  •
  the exercise price for any options granted under the plan may be paid in cash or, if acceptable to the compensation committee, in currently owned shares of common stock valued at fair market value on the exercise date. The option may, in the discretion of the compensation committee, be exercised through a sale or loan program with a broker acceptable to the compensation committee without any cash payment by the option holder;

  •
  deferred compensation stock options may be issued under the stock option program. These options will provide a means by which compensation payments can be deferred to future dates, with the number of shares of common stock subject to a deferred compensation stock option being determined by the compensation committee in accordance with a formula where the number of shares subject to the option is equal to the amount of compensation to be deferred divided by the excess of the fair market value of the common stock at the time of exercise over the exercise price of the option;

  •
  stock appreciation rights may be separately issued entitling a participant to receive an amount equal to the excess of the fair market value of the shares of common stock subject to such right on the date of exercise over the fair market value of such shares on the date of grant. Payment to a participant may be made in: cash, shares of common stock, a deferred compensation option, or any combination of the above, as the compensation committee shall determine;

  •
  outright grants of stock awards, as well as grants of restricted stock awards and restricted stock units can be made to participants. In order for a participant to vest in an award of either restricted stock or a restricted stock unit, the participant must generally provide services for a continuous period of not less than two years. A participant shall be entitled to receive payment for a restricted stock unit in an amount equal to aggregate fair market value of the units covered by the award at the end of the applicable vesting restriction period, which payment can be made in: cash, shares of common stock, deferred compensation stock options, or any combination of the above, as the compensation committee shall determine; and

  •
  if a participant's employment is terminated for any reason, including death and disability, any vested awards held by the participant will remain exercisable for a specified period of time after the termination. If a participant retires, but continues or begins to serve as a director, the participant may continue to hold any awards granted under the original terms thereof.

        Change in Control.    The plan includes change in control provisions which may result in the accelerated vesting of outstanding option grants and stock issuances:

        In the event that Warren is acquired by merger or asset sale or there is an acquisition of more than fifty percent of the capital stock of Warren by an individual, entity or group, the vesting schedule of each outstanding award will be, except to the extent specifically provided to the contrary in the instrument evidencing the award, or any other agreement between a participant and us, accelerated in part so that one-half of the number of shares subject to such award shall become immediately exercisable or realizable and the remaining one-half of such number of shares shall continue to be exercisable or realizable in accordance with the original vesting schedule.

        In the event there is a merger of Warren, or an exchange of shares for cash, securities or other property in connection with an exchange transaction, which does not constitute a change-in-control as described above, the board shall provide that all outstanding options will be assumed or equivalent options substituted by the acquiring or succeeding corporation. With respect to all other awards, the board will determine the effect the transaction will have on such awards at the time the transaction takes place.

        Amendment.    The board may amend or modify the 2001 Plan at any time, pending any required shareholder approval. The 2001 Plan will terminate no later than September 5, 2011.

        As of December 31, 2003, non-qualified stock options to purchase 398,199 shares of our common stock at the exercise price of $10.00 per share have been granted to eligible persons pursuant to this plan, non-qualified stock options to purchase 479,563 shares of our common stock at the exercise price of $4.00 per share have been granted to eligible persons pursuant to this plan and non-qualified stock options to purchase 25,000 shares of our common stock at the exercise price of $7.00 per share have been granted to eligible persons pursuant to this plan. All of these options are vested and none of these options has been exercised. On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006. The shares that may be issued pursuant to the exercise of an option awarded under this plan have not been registered under the Securities Act.

2001 Key Employee Stock Incentive Plan

        Our 2001 Key Employee Stock Incentive Plan was adopted by the board on September 6, 2001 and approved by our shareholders on September 5, 2002. A total of 2,500,000 shares of our common stock have been authorized for issuance under this plan. In addition, no participant in the plan may be granted stock options, separately exercisable stock appreciated rights or direct stock issuances for more than 750,000 shares of common stock in total per calendar year. This plan will be administered by our compensation committee. The plan is modeled after the 2001 Employee Stock Incentive Plan and its terms are substantially similar except that participants eligible to be granted awards under the plan will be limited to our key employees.

        As of December 31, 2003, there were 742,750 outstanding non-qualified stock options to purchase shares of our common stock pursuant to this plan exercisable at $4.00 per share through April 30, 2008. All of these options are vested and none of these options has been exercised. On October 1, 2002, in order to improve our capital structure senior management and other employees voluntarily surrendered to the company and terminated stock options issued in 2001 that were exercisable at $10.00 per share through September 4, 2006. The shares that may be issued pursuant to the exercise of any option awarded by this plan have not been registered under the Securities Act.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our shareholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

2000 Equity Incentive Plan	1,975,000	595,500	$4.00	1,379,500

2001 Stock Incentive Plan	2,500,000	902,762	$6.73	1,597,238

2001 Key Employee Stock Incentive Plan	2,500,000	742,750	$4.00	1,757,250

Total	6,975,000	2,241,012	$5.10	4,733,988

Certain Relationships and Related Transactions.

        Our officers and directors own, in the aggregate, limited partnership interests valued at $2,738,333 at the time of purchase in 14 of our drilling programs. Mr. Swanton owns $628,333 of interests in thirteen programs. Mr. King owns $310,000 of interests in three programs. Mr. Quinlan owns $1,800,000 of interests in four programs. including a 28.6% interest in one program. Other than Mr. Quinlan's interest in one drilling program, no officer or director owns greater than a 10% interest in any particular drilling program.

        Gregory S. Johnson, who had been the Executive Vice President of Warren E&P, Inc. and was a Senior Vice President—Oil and Gas Operations for Warren, died in June 2002. Effective as of August 1, 2002, we entered into a Stock Redemption and Purchase Agreement with the Estate of Gregory S. Johnson to acquire 702,500 shares of our common stock owned by the estate for the price of $2.71 per share. The purchase price is payable over ten years in equal monthly installments of $13,333.34 ($160,000 per annum). Gregory S. Johnson originally obtained his common shares when we acquired Warren E&P of which he was a 50% shareholder in September 2000. The shares being acquired are subject to a collateral escrow agreement wherein 70,250 shares will be returned to us on each anniversary date until the purchase price is paid in full on July 31, 2012. Additionally, as part of the transaction stock options held by Mr. Johnson to acquire 400,000 shares of our common stock for a price of $4.00 per share were terminated and cancelled.

Related Matters

        A private investigation by the SEC involving events which occurred in the mid to late 1970's was concluded by settlement between Swanton Corporation and certain affiliates, including Mr. Swanton, and the SEC in 1981. As a result of the settlement, Mr. Swanton and Swanton Corporation, without admitting or denying any of the allegations, consented to the entry of a final judgment enjoining them from violations of anti-fraud, periodic reporting and beneficial ownership provisions of the Exchange Act of 1934 and agreed to engage a Special Review Person to determine whether there had been any improper use of corporate funds. The Special Review Person found that, although there was no wrongdoing on the part of Mr. Swanton, $20,400 received by him from an unaffiliated debtor should have been paid to Swanton Corporation. Mr. Swanton thereafter paid the $20,400 to Swanton Corporation.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2004, subject to ratification of the appointment by the stockholders. Grant Thornton LLP has served as our independent auditors for many years and is considered by management to be well qualified. It is expected that one or more representatives of Grant Thornton LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

        For many years, we have had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the Nasdaq Stock Market and the New York Stock Exchange. In 2003, the Audit Committee met four times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is attached as Appendix D to this proxy statement. The charter complies with all current regulatory requirements.

Audit Committee Report

        Our committee has reviewed and discussed Warren Resources' audited financial statements for 2003 with Warren Resources' management. We have discussed with the independent auditors, Grant Thornton LLP ("Grant Thornton"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from Grant Thornton as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Grant Thornton its independence.

        Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements for Warren Resources be included in the Company's Annual Report on Form 10-K for 2003 for filing with the Securities and Exchange Commission.

Dated: March 15, 2004	/s/ CHET BORGIDA, Chairman /s/ LLOYD DAVIES /s/ MARSHALL MILLER

Audit Fees and Services

        The following table sets forth the aggregate fees billed to the Company for fiscal 2003 and 2002 by Grant Thornton:

	2003		2002
Audit Fees	$181,701		$150,000
Audit-Related Fees	—		—
Tax Fees	24,000	(1)	20,000	(1)
All Other Fees	—		363,628	(2)

Totals	$205,701		$533,628

(1)
Represents fees for assisting management in the preparation of the Corporate Tax Return.

(2)
Represents fees totaling $175,000 for assisting management in the preparation of a Form S-1 filing. The Company never filed the Form S-1 due to market conditions. Additionally, represents fees totaling $165,000 for assisting management in accounting and tax work related to the review and tax returns of affiliated drilling programs. Also, represents fees for assisting management in special accounting and tax projects totaling approximately $24,000.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        For 2003 and 2002, 100% and 32%, respectively, of the accounting fees and services were approved by the Audit Committee.

        Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting of Stockholders. If the stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

The Board Of Directors Recommends A Vote For The Ratification Of The
Appointment Of Grant Thornton LLP, As Independent Auditors.

EXPENSES OF SOLICITATION

        We bear all expenses incurred in connection with the solicitation of proxies. We have engaged various firms to assist with the solicitation of proxies for estimated fees of $6,000 plus expenses.

        We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock held in their names.

        Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

PROPOSALS OF STOCKHOLDERS FOR 2005 ANNUAL MEETING

        We must receive proposals of stockholders intended to be presented at the 2005 Annual Meeting of stockholders on or before February 15, 2005, in order for the proposals to be eligible for inclusion in our proxy statement and proxy relating to that meeting. These proposals should be sent to the Secretary by fax to (212) 697-9466 or by mail to the Office of the Secretary, Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017 or by e-mail to dfleming@warrenresourcesinc.com.

        According to our By-Laws, a proposal for action to be presented by any stockholder at an annual meeting of Stockholders shall be out of order and shall not be acted upon unless:

  •
  Specifically described in our notice to all stockholders of the meeting and the matters to be acted upon thereat, or

  •
  The proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices prior to February 15, 2005, and such proposal is, under law, an appropriate subject for share-owner action.

HOUSEHOLDING

        As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy statement.

        We will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor Relations, Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017 or by e-mail to info@warrenresourcesinc.com.

OTHER INFORMATION

        Management does not know of any items or proposals, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        The 2003 Annual Report (which is not a part of our proxy soliciting materials) is being mailed to the Company's stockholders with this proxy statement. The Company's Annual Report on Form 10-K for fiscal 2003 (the "2003 10-K") and the exhibits filed with it are available at the Company's web site at www.warrenresourcesinc.com/investors. Upon request by any stockholder to the following address, a copy of the 2003 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the 2003 10-K will be furnished for a fee which will not exceed the Company's reasonable expenses in furnishing the exhibits:

Investor Relations
Warren Resources, Inc.
489 Fifth Avenue, 32nd Floor
New York, NY 10017

                    By Order of the Board of Directors,

                    /s/ DAVID E. FLEMING
                    DAVID E. FLEMING
                     Senior Vice President, General Counsel and Corporate Secretary

New York, New York
June 1, 2004

APPENDIX A

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of June 1, 2004 by and between Warren Resources, Inc., a Delaware corporation ("Warren Delaware"), and Warren Resources, Inc., a Maryland corporation ("Warren Maryland").

WITNESSETH:

        WHEREAS, Warren Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

        WHEREAS, Warren Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

        WHEREAS, on the date of this Merger Agreement, Warren Maryland has authority to issue 100,000,000 shares of Common Stock, par value $0.0001 per share (the "Warren Maryland Common Stock"), of which 100 shares are issued and outstanding and owned by Warren Delaware and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Warren Maryland Preferred Stock), of which no shares are issued and outstanding;

        WHEREAS, on the date of this Merger Agreement, Warren Delaware has authority to issue 100,000,000 shares of common stock, par value $0.0001 per share (the "Warren Delaware Common Stock"), of which 19,374,070 shares were issued and outstanding on the May 17, 2004 record date (the "Record Date") and 10,000,000 shares of preferred stock, par value $0.0001 per share, of which 6,533,145 shares are issued and outstanding on the Record Date;

        WHEREAS, the respective board of directors of Warren Maryland and Warren Delaware have determined that it is advisable and in the best interests of said two corporations and their shareholders that Warren Delaware merge with and into Warren Maryland upon the terms and conditions herein provided; and

        WHEREAS, the respective board of directors of Warren Maryland and Warren Delaware and the sole stockholder of Warren Maryland, have adopted and approved this Merger Agreement, and this Merger Agreement shall be submitted for approval by a vote of the shareholders of Warren Delaware in accordance with its bylaws and Delaware law;

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Warren Delaware and Warren Maryland hereby agree as follows:

        1.    Merger.    In accordance with the General Corporation Law of the State of Maryland (the "Maryland Code") and the General Corporation Law of the State of Delaware (the "Delaware Code"), Warren Delaware shall be merged with and into Warren Maryland, which shall be the surviving corporation upon the Effective Date (as hereinafter defined) of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under said name pursuant to the provisions of the Maryland Code. The separate existence of Warren Delaware, which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the Effective Date of the merger in accordance with the provisions of the laws of the jurisdiction of its incorporation.

        For purposes hereof, the Effective Date shall be the date the merger shall become effective upon the filing of a properly executed Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Maryland.

        2.    Governing Documents.

          (a)   The Articles of Incorporation of Warren Maryland (the "Articles of Incorporation"), as in effect on the Effective Date, shall continue to be the Articles of Incorporation of Warren Maryland as the surviving corporation.

          (a)   The Bylaws of Warren Maryland, as in effect on the Effective Date, shall continue to be the Bylaws of Warren Maryland as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

        3.    Outstanding Voting Shares.

          (a)   The number of outstanding shares of common stock of the terminating corporation is 19,374,070, all of which are of one class and are common shares, and all of which are entitled to vote. The outstanding 6,533,145 shares of preferred stock of the terminating corporation are not entitled to vote on the merger.

          (b)   The number of outstanding shares of the surviving corporation is 100, all of which are of one class and are common shares, and all of which are entitled to vote.

        4.    Stock of Warren Delaware.

          (a)    Conversion of Common and Preferred Stock.    Upon the Effective Date, by virtue of the merger and without any action on the part of any holder thereof, each issued share of (i) Warren Delaware Common Stock outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Warren Maryland Common Stock; (ii) $.0001 par value Series A 8% Cumulative Convertible Preferred Stock outstanding immediately prior thereto shall converted into one (1) fully paid and nonassessable share of $.0001 par value Series A 8% Cumulative Convertible Preferred Stock of Warren Maryland; and (iii) $.0001 par value Series A Institutional 8% Cumulative Convertible Preferred Stock outstanding immediately prior thereto shall be converted into one (1) share of $.0001 par value Series A Institutional 8% Cumulative Convertible Preferred Stock of Warren Maryland.

          (b)    Stock Certificates.    On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Warren Delaware stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Warren Maryland stock into which the shares of Warren Delaware stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Warren Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Warren Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect thereto and to receive any dividend and other distributions upon the shares of Warren Maryland stock evidenced by such outstanding certificate as above provided.

          (b)    Options, Warrants and Convertible Securities.    Upon the Effective Date, (i) each outstanding option, warrant and right to purchase Warren Delaware Common Stock, including those options granted under any of Warren Delaware's Employee Stock Option Plans (collectively, the "Option Plans"), shall be converted into and become an option, warrant, or right to purchase the number of shares of Warren Maryland Common Stock determined by multiplying the number of shares of Warren Delaware Common Stock subject to the option, warrant or right to purchase by the number one (1), at a price per share equal to the same exercise price of the option, warrant or right to purchase Warren Delaware Common Stock, and upon the same terms and subject to the same conditions as set forth in the Option Plan and other plan or agreement entered into by Warren Delaware pertaining to such options, warrants or rights, and (ii) each outstanding security convertible into Warren Delaware Common Stock, including without limitation, Warren Delaware's outstanding convertible bonds and convertible debentures, ("Convertible Securities") shall become the right to receive the number of shares of Warren Maryland Common Stock determined by multiplying the number of shares of Warren Delaware Common Stock subject to the conversion right by the number one (1), at a conversion rate or price per share equal to the same conversion rate or price of the outstanding Convertible Securities, and upon the same terms and subject to the same conditions as set forth in the Convertible Securities. A number of shares of Warren Maryland Common Stock of the relevant class and series shall be reserved for purposes of (i) the options, warrants and rights described in clause (i) of the preceding sentence equal to the number of shares of Warren Delaware Common Stock so reserved as of the Effective Date and (ii) the Convertible Securities described in clause (ii) of the preceding sentence equal to the number of shares of Warren Delaware Common Stock so reserved as of the Effective Date multiplied by the number one (1). As of the Effective Date, Warren Maryland shall assume all obligations of Warren Delaware under agreements pertaining to such options, warrants and rights, including the Option Plans, and the outstanding options, warrants or other rights, or portions thereof, granted pursuant thereto and under the Convertible Securities.

        5.    Common Stock of Warren Maryland.    Forthwith upon the Effective Date, the one hundred (100) shares of Warren Maryland Common Stock issued and outstanding in the name of Warren Delaware shall be canceled and retired and resume the status of authorized and unissued shares of Warren Maryland Common Stock, and no shares of Warren Maryland Common Stock or other securities of Warren Maryland shall be issued in respect thereof.

        6.    Covenants of Warren Maryland.    Warren Maryland covenants and agrees that it will:

          (a)   On or before the Effective Date, qualify to do business as a foreign corporation in the State of Delaware, and in all other states in which Warren Delaware is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of Warren Maryland. In connection therewith, Warren Maryland shall irrevocably appoint an agent for service of process as required under the provisions of the Delaware Code and under applicable provisions of state law in other states in which qualification is required hereunder;

          (b)   On or before the Effective Date, file any and all documents with the Delaware Franchise Tax Board necessary to the assumption by Warren Maryland of all of the franchise tax liabilities of Warren Delaware; and

          (c)   As of the Effective Date, assume all obligations of Warren Delaware under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

        7.    Amendment.    At any time before or after approval and adoption by the stockholders of Warren Delaware, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective board of directors of Warren Maryland and Warren Delaware to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

        8.    Further Assurances.

          (a)   From time to time, as and when required by Warren Maryland or by its successors and assigns, there shall be executed and delivered on behalf of Warren Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Warren Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Warren Delaware, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of Warren Maryland are fully authorized in the name and on behalf of Warren Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          (b)   In the event that the merger of Warren Delaware with and into Warren Maryland shall have been duly authorized in compliance with the laws of the states of Delaware and Maryland, and in the event that this Agreement shall have been adopted by the shareholders of Warren

  Delaware and Warren Maryland entitled to vote thereon in accordance with the Delaware Code and the Maryland Code, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Maryland and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

        9.    Abandonment.    At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the board of directors of either Warren Delaware or Warren Maryland or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Warren Maryland and the shareholders of Warren Delaware.

        10.    Counterparts.    In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

        IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the boards of directors of Warren Delaware and Warren Maryland, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

WARREN RESOURCES, INC., a Maryland corporation
By:	/s/ NORMAN F. SWANTON Norman F. Swanton, President
WARREN RESOURCES, INC., a Delaware corporation
By:	/s/ TIMOTHY A. LARKIN Timothy A. Larkin, Executive Vice President and Chief Financial Officer

APPENDIX B

ARTICLES OF INCORPORATION

OF

WARREN RESOURCES, INC.

        The undersigned, JoEllen L. Legg, whose address is 1660 Lincoln Street, Denver, Colorado 80264, being at least 18 years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland having the following Articles:

ARTICLE I
NAME

        The name of the corporation (the "Corporation") is: Warren Resources, Inc.

ARTICLE II
PURPOSE

        The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Maryland (the "Maryland Code"). In furtherance of the foregoing purposes, the Corporation shall have and may exercise all of the rights, powers and privileges granted by the Maryland Code. In addition, the Corporation may do everything necessary, suitable and proper for the accomplishment of any of its corporate purposes.

ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

        The street address of the principal office and registered agent of the Corporation in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland at that address is National Registered Agents, Inc. of MD.

ARTICLE IV
STOCK

        Section 5.1    Authorized Shares.    The Corporation is authorized to issue a total of 110,000,000 shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock". The total number of shares of all series of Preferred Stock that the Corporation shall have the authority to issue is 10,000,000 and the total number of shares of Common Stock that the Corporation shall have the authority to issue is 100,000,000. All of the authorized shares shall have a par value of $0.0001 per share. The aggregate par value of all authorized shares of stock having par value is $11,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article IV, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, without any action by the stockholders of the Corporation, may amend these Articles of Incorporation to change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock.

        Section 5.2    Common Stock.    Each stockholder of record shall have one vote for each share of common stock standing in his or her name on the books of the Corporation and entitled to vote, except that in the election of directors, each stockholder shall have as many votes for each share held by him or her as there are directors to be elected and for whose election the stockholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

        Section 5.3    Preferred Stock.    Preferred stock may be issued from time to time in one or more series, each of such series to have such designations, relative rights and limitations as may be fixed in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation as hereinafter provided. Any shares of preferred stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided herein or by law. Different series of preferred stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided for in the resolutions creating such series or required by applicable law. Authority is hereby expressly granted to the Board of Directors from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the Maryland Code. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of preferred stock may provide that such series shall be superior or rank equally or be junior to the preferred stock of any other series to the extent permitted by law.

ARTICLE V
PERPETUAL EXISTENCE

        The Corporation is to have perpetual existence.

ARTICLE VI
INITIAL DIRECTORS

        The following persons are elected to serve as the Corporation's initial directors until the next annual meeting of stockholders or until their successors are duly elected and qualify:

Name	Address
Norman F. Swanton	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Dominick D'Alleva	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Chet Borgida	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Anthony L. Coelho	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Lloyd G. Davies	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Marshall Miller	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Thomas G. Noonan	489 Fifth Avenue, 32nd Floor, New York, NY 10017
Michael R. Quinlan	489 Fifth Avenue, 32nd Floor, New York, NY 10017

ARTICLE VII
DIRECTOR MATTERS

        7.1    Number.    The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors (whether or not there exist any vacancies in directorships at the time any such resolution is presented to the board of directors for adoption). The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

        7.2    Classification.    On and after the closing date of the first sale of the Corporation's common stock pursuant to an underwritten registered public offering (an "IPO"), the directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the first annual meeting of the stockholders following an IPO; the term of office of the second class (Class II) to expire at the second annual meeting of stockholders held following an IPO; the term of office of the third class (Class III) to expire at the third annual meeting of stockholders following an IPO; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the annual meeting of stockholders for the year in which their term expires and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

        7.3    New Directorships; Vacancies.    Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation or other cause may be filled only by the Board of Directors (unless there are no remaining directors) acting by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, or until their earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

        7.4    Removal.    Following an IPO, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. For purposes hereof, "cause" shall mean gross neglect or willful misconduct in the performance of the duties as a director.

        7.5    Amendments.    The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of directors (whether or not there exist any vacancies at the time any resolution providing for adoption, amendment or repeal is presented to the board of directors). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Following an IPO, any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VIII
STOCKHOLDER ACTIONS

        The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        8.1    Calling Special Meetings.    Following an IPO, special meetings of stockholders of the Corporation may be called only by (1) the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, either upon motion or upon written request by the holders of at least 66 2/3% of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or (2) the president of the Corporation.

ARTICLE IX
LIMITATION OF LIABILITY

        The personal liability of each director and officer of the Corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Maryland, including without limitation as permitted by the provisions of Section 2-405.2 of the Maryland Code and any successor provision, as amended from time to time, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (iii) otherwise provided by the Maryland Code. Neither any amendment nor repeal of this Article IX, nor adoption of any provision of these Articles of Incorporation, the bylaws of the Corporation or any statute that is inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any acts or omissions occurring prior to such amendment, repeal or adoption. If the Maryland Code is hereafter amended or supplemented to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by such amended or supplemented Maryland Code. In the event that any of the provisions of this Article IX (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

ARTICLE X
INTERESTED PARTY TRANSACTIONS

        The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation of, the powers conferred by law:

          No contract or other transaction of the Corporation with any other persons, firm or corporation in which this Corporation is interested, shall be affected or invalidated by the fact that any one or more of the directors or officers of this Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction so long as the contract or other transaction is approved by the Board of Directors in accordance with the Maryland Code. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his or her contracting with the Corporation for the benefit of himself or herself or any firm or corporation in which he or she may be in any way interested.

ARTICLE XI
INDEMNIFICATION

        The Corporation shall indemnify and advance expenses to any and all directors, officers, employees and agents of the Corporation to the fullest extent permitted by Section 2-418 of the Maryland Code, as the same may be amended and supplemented, unless it is established that (i) the act or omission was material to the matter giving rise to the liability and was omitted in bad faith or was the result of active and deliberate dishonesty, (ii) the person actually received an improper personal benefit in money, property or services, or (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful. The rights to indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons' official capacity and as to action in another capacity while holding such directorship, office, employment or agency, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Neither the repeal nor modification of this Article XI, or the adoption of any provision to these Articles of Incorporation that is inconsistent with this Article XI, shall eliminate, restrict or otherwise adversely affect any right or protection of any such person existing hereunder with respect to any act or omission occurring prior to such repeal, modification or adoption of an inconsistent provision.

ARTICLE XII
AMENDMENTS

        The Corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation in the manner prescribed by the laws of the State of Maryland, including to change the name of the corporation or to change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock, and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article XII, Article VII or Article VIII.

        IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this 19th day of May, 2004.

/s/ JOELLEN L. LEGG JoEllen L. Legg, Incorporator
STATE OF COLORADO	)
) ss.
CITY AND COUNTY OF DENVER	)

        BEFORE ME the undersigned authority, personally appeared JoEllen L. Legg, known to me to be the individual described in and who executed the foregoing Articles of Incorporation, and she acknowledged that she subscribed the said instrument for the uses and purposes set forth therein. The subscriber is personally known to me.

        WITNESS my hand and official seal in the County and State last aforesaid this 19th day of May, 2004.

[Seal]
/s/ DORIS M. HAYUTIN Notary Public My Commission Expires: Dec. 1, 2005

******

APPENDIX C

BYLAWS

OF

WARREN RESOURCES, INC.

ARTICLE I
OFFICES

SECTION 1. REGISTERED OFFICE AND AGENT

        The registered office of the Corporation shall be in the City and County of Baltimore, State of Maryland or such other city and county as the Board of Directors (the "Board") shall determine. The name and address of the Corporation's registered agent is National Registered Agents, Inc. of MD, 11 East Chase Street, Baltimore, Maryland 21202.

SECTION 2. OTHER OFFICES

        The Corporation may have offices at such other places both within and without the State of Maryland as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

SECTION 1. ANNUAL MEETINGS

        A meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held annually at 10:00 a.m., on the third Thursday of April, or at such other time and/or such other date as shall be fixed by resolution of the Board. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

SECTION 2. SPECIAL MEETINGS

        Unless the Articles of Incorporation provide otherwise, special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called only by a majority of the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board. Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting and shall be delivered to the principal office of the Corporation addressed to the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting.

SECTION 3. PLACE OF MEETINGS

        All meetings of the stockholders shall be held at such places within or without the State of Maryland or at such other place in the United States as may be stated in the notice of the meeting.

SECTION 4. NOTICE OF MEETINGS

        4.1    Giving of Notice.    Except as otherwise provided by statute, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his address as it appears in the stock ledger of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

        4.2    Notice of Adjourned Meetings.    When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        4.3    Waiver of Notice.

        4.3.1  Whenever any notice is required to be given to any stockholder under the provisions of these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

        4.3.2  The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 5. FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS

        5.1    Meetings.    For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        5.2    Dividends, Distributions and Other Rights.    For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

SECTION 6. QUORUM

        A majority of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes or by a series of a class is required, a majority of the outstanding shares of such class or classes or of such series of a class, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on that matter. Shares of stock will be counted toward a quorum if they are either (i) present in person at the meeting or (ii) represented at the meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 7. ORGANIZATION

        At each meeting of the stockholders, the Chairman of the Board, or in his absence the Chief Executive Officer, the President or the Vice Chairman of the Board, or if all of the said persons are absent, a person designated by the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board, or in the absence of such designated person, a person elected by the holders of a majority in number of shares of stock present in person or represented by proxy and entitled to vote, shall act as chairman of the meeting.

        The Secretary, or in his absence or in the event he shall be presiding over the meeting in accordance with the provisions of this Section, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

SECTION 8. VOTING

        8.1    General Provisions.    Unless otherwise provided in the Articles of Incorporation or a resolution of the Board creating a series of stock, at each meeting of the stockholders, each holder of any share of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his name on the stock ledger of the Corporation on the record date fixed as provided in these Bylaws for determining the stockholders entitled to vote at such meeting. In all matters other than the election of directors, if a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland. In determining the number of votes cast for or against a proposal, shares abstaining from voting on a matter (including elections) will not be treated as a vote for or against the proposal. A non-vote by a broker will be treated as if the broker never voted, but a non-vote by a stockholder will be counted as a vote "for" the management's position. Where a separate vote by a class or classes or by a series of a class is required, if a quorum is present, the affirmative vote of the majority of shares of such class or classes or series of a class present in person or represented by proxy at the meeting shall be the act of such class or classes or series of a class. The provisions of this Section will govern with respect to all votes of stockholders except as otherwise provided for in these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland.

        8.2    Voting For Directors.    At each election of directors the voting shall be by written ballot. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        8.3    Shares Held or Controlled by the Corporation.    Shares of its own capital stock belonging to the Corporation, or to another corporation if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.

        8.4    Proxies.    A stockholder may vote by a proxy which is in writing or is transmitted electronically, including but not limited to, via telegram, cablegram, internet, interactive voice response system or other means of electronic transmission executed or authorized by the stockholder or by his attorney-in-fact. Any electronic transmission must set forth information from which it can be determined by the Corporation or the inspector that such electronic transmission was authorized by the stockholder. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy shall become invalid three years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

SECTION 9. INSPECTORS

        Prior to each meeting of stockholders, the Board shall appoint at least one inspector who is not a director, candidate for director or officer of the Corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies. Each Inspector, immediately before entering upon his duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his ability.

SECTION 10. LIST OF STOCKHOLDERS

        The Secretary or other officer or agent having charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the Corporation, or to vote in person or by proxy at any such meeting.

SECTION 11. STOCKHOLDER PROPOSALS

        At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting of stockholders (a) by, or at the direction of, the Board or (b) by a stockholder of the Corporation who complies with the procedures set forth in this Section 11. For business or a proposal to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

        A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a description, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder's notice, (iv) a description, in 500 words or less, of any interest of the stockholder in such proposal, and (v) a representation that the stockholder is a holder of record of stock of the Corporation and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 11.

        The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by this Section 11, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, nothing in this Section 11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the Board.

SECTION 12. CONDUCT OF MEETING

        The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to only stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 13. WRITTEN CONSENT OF STOCKHOLDERS.

        Except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing by each stockholder entitled to vote on the matter and is filed with the records of stockholder meetings. Unless the Articles of Incorporation provide otherwise, the holders of any class of the Corporation's stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the Corporation gives notice of the action so taken to each stockholder not later than 10 days after the effective time of the action.

SECTION 14. CONTROL SHARE ACQUISITION ACT.

        Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, Title 3, Subtitle 7 of the General Corporation Law of the State of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This Section 14 may be repealed, in whole or in part, at any time, whether before or after an acquisition of Control Shares (as defined in Section 3-701(d) of the General Corporation Law of the State of Maryland (or any successor provision)) and, upon such repeal, may, to the extent provision by any successor bylaw, apply to any prior or subsequent Control Share Acquisition (as defined in Section 3-701(d) of the General Corporation Law of the State of Maryland (or any successor provision)).

ARTICLE III
BOARD OF DIRECTORS

SECTION 1. NUMBER, QUALIFICATION AND TERM OF OFFICE

        The business, property and affairs of the Corporation shall be managed by a Board consisting of not less than one director. The Board shall from time to time by a vote of a majority of the directors then in office fix the specific number of directors to constitute the Board. Unless otherwise provided in the Articles of Incorporation, at each annual meeting of stockholders, the Board shall be elected by the stockholders for a term of one year. Each director shall serve until his successor is duly elected and shall qualify.

SECTION 2. VACANCIES

        Unless otherwise provided in the Articles of Incorporation, vacancies in the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board.

SECTION 3. NOMINATIONS OF DIRECTORS

        Subject to the rights, if any, of the holders of any series of preferred stock then outstanding, only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board for the purpose of electing directors (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedure set forth in this Section 3. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the Corporation not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

        A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor statute thereto (the "Exchange Act") (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation's (or its agent's) books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (b) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder's notice (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 4. RESIGNATIONS

        Any director may resign at any time upon written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect on the date of receipt of such notice or at any later time specified therein; and the acceptance of such resignation, unless otherwise required by the terms thereof, shall not be necessary to make it effective.

SECTION 5. REMOVALS

        Unless otherwise provided in the Articles of Incorporation, any director may be removed, with or without cause, at any special meeting of the stockholders called for that purpose, by the affirmative vote of the holders of a majority in number of shares of the Corporation entitled to vote for the election of such director, and the vacancy in the Board caused by any such removal may be filled by the stockholders at such a meeting.

SECTION 6. PLACE OF MEETINGS; BOOKS AND RECORDS

        The Board may hold its meetings and have an office or offices at such place or places within or without the State of Maryland as the Board from time to time may determine.

        The Board, subject to the provisions of applicable statutes, may authorize the books and records of the Corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the Corporation, to be kept at such place or places outside of the State of Maryland as, from time to time, may be designated by the Board.

SECTION 7. ANNUAL MEETING OF THE BOARD

        The first meeting of each newly elected Board, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable after the adjournment of the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors, provided a quorum shall be present. In the event such meeting is not held due to the absence of a quorum, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver signed by all of the newly elected directors.

SECTION 8. REGULAR MEETINGS

        The Board shall provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.

SECTION 9. SPECIAL MEETINGS

        Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Vice Chairman of the Board and shall be called by the Secretary on the written request of three directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting shall be mailed to each director or delivered to him by telephone, telegraph or any other means of electronic communication, in each case addressed to his residence or usual place of business, or delivered to him in person or given to him orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except when a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

SECTION 10. QUORUM AND MANNER OF ACTING

        Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, the presence of a majority of the total number of directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board, and the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.

SECTION 11. ORGANIZATION

        At every meeting of the Board, the Chairman of the Board or in his absence the Chief Executive Officer, the President or the Vice Chairman of the Board, or if all of the said persons are absent, a chairman chosen by a majority of the directors present shall act as chairman of the meeting. The Secretary, or in his absence, an Assistant Secretary, or in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

SECTION 12. CONSENT OF DIRECTORS IN LIEU OF MEETING

        Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board, or any committee designated by the Board, may be taken without a meeting if all members of the Board or committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or committee.

SECTION 13. TELEPHONIC MEETINGS

        Members of the Board, or any committee designated by the Board, may participate in any meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

SECTION 14. COMPENSATION

        Each director, who is not a full-time salaried officer of the Corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board, may receive as a director a stated salary or an annual retainer, and any other benefits as the Board may determine, and in addition may be allowed a fixed fee or reimbursement of his reasonable expenses for attendance at each regular or special meeting of the Board or any committee thereof.

SECTION 15. INTERESTED DIRECTORS

        No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers of this Corporation, or have a financial interest in such contract or transaction, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE IV
COMMITTEES OF THE BOARD OF DIRECTORS

SECTION 1. EXECUTIVE COMMITTEE

        The Board may, in its discretion, designate an Executive Committee, consisting of such number of directors as the Board may from time to time determine. The committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, but the committee shall have no power or authority to amend the Articles of Incorporation (except that the committee may, to the extent authorized by the Board, fix by resolution or resolutions the designations and any of the powers, preferences or rights of shares of any series of preferred stock relating to voting or other powers, dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, fix the qualifications, limitations or restrictions of shares of any such series of stock, or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series). The committee shall have such other powers as the Board may from time to time prescribe.

SECTION 2. AUDIT COMMITTEE

        The Board shall designate annually an Audit Committee consisting of not less than three directors as it may from time to time determine, none of whom shall be officers or employees of the Corporation. The committee shall review with the independent accountants the Corporation's financial statements, basic accounting and financial policies and practices, adequacy of controls, standard and special tests used in verifying the Corporation's statements of account and in determining the soundness of the Corporation's financial condition, and the committee shall report to the Board the results of such reviews; review the policies and practices pertaining to publication of quarterly and annual statements to assure consistency with audited results and the implementation of policies and practices recommended by the independent accountants; ensure that suitable independent audits are made of the operations and results of subsidiary corporations and affiliates; and monitor compliance with the Corporation's code of business conduct. The committee shall have such other duties, functions and powers as the Board may from time to time prescribe.

SECTION 3. COMPENSATION COMMITTEE

        The Board shall designate annually a Compensation Committee consisting of not less than three directors as it may from time to time determine, none of whom shall be officers or employees of the Corporation. The committee shall administer the Corporation's executive compensation plans and programs. In addition, the committee shall consider proposals with respect to the creation of and changes to executive compensation plans and will review appropriate criteria for establishing certain performance measures and determining annual corporate and executive performance ratings under applicable Corporation plans and programs. The committee shall have such other duties, functions and powers as the Board may from time to time prescribe.

SECTION 4. COMMITTEE CHAIRMAN, BOOKS AND RECORDS

        Each committee shall elect a chairman to serve for such term as it may determine, shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. It shall keep a record of its acts and proceedings, and all action of the committee shall be reported to the Board at the next meeting of the Board.

SECTION 5. ALTERNATES

        Alternate members of the committees prescribed by this Article IV may be designated by the Board from among the directors to serve as occasion may require. Whenever a quorum cannot be secured for any meeting of any such committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.

        Alternate members of such committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such committees.

SECTION 6. OTHER COMMITTEES

        The Board may designate such other committees, consisting of such number of directors as the Board may from time to time determine, and each such committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board, such duties, functions and powers as the Board may from time to time prescribe.

SECTION 7. QUORUM AND MANNER OF ACTING

        At each meeting of any committee the presence of a majority of the members of such committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action; provided, however, that no action may be taken by the Executive Committee or the Finance Committee when one or more officers of the Corporation are present as members at a meeting of either such committee unless such action shall be concurred in by the vote of at least one member of such committee who is not an officer of the Corporation.

ARTICLE V
OFFICERS

SECTION 1. NUMBER

        The officers of the Corporation shall consist of such of the following as the Board may from time to time elect or appoint, or as the Chairman of the Board may from time to time appoint pursuant to Section 6 of this Article V: a Chairman of the Board, a Chief Executive Officer, a President, a Vice Chairman of the Board, a Chief Operating Officer, a Chief Financial Officer, a General Counsel, a Secretary, a Treasurer, a Controller and one or more of the following: Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Associate or Assistant General Counsel, Assistant Secretary, Assistant Treasurer, Assistant Controller and such other officers with such titles and powers and/or duties as the Board or the Chairman of the Board, as the case may be, shall from time to time determine. Officers of the Corporation may simultaneously serve as officers of subsidiaries or divisions thereof. Any number of offices may be held by the same person.

SECTION 2. ELECTION

        The officers of the Corporation, except those who may be appointed by the Chairman of the Board as provided in Section 6 of this Article V, shall be elected or appointed as soon as practicable after the annual meeting of stockholders in each year to hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, or until his successor is elected and qualified or until his earlier death, resignation or removal.

SECTION 3. RESIGNATIONS

        Any elected or appointed officer may resign at any time upon written notice to the Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect upon the date of its receipt or at such later time as may be specified therein, and unless otherwise required by the terms thereof, no acceptance of such resignation shall be necessary to make it effective.

SECTION 4. REMOVALS

        Any elected or appointed officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, and in the case of an officer appointed pursuant to Section 6 of this Article V, may be so removed by the Chairman of the Board. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of any officer shall not of itself create contractual rights.

SECTION 5. VACANCIES

        Any vacancy occurring in any office by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting or as otherwise provided in these Bylaws.

SECTION 6. CHAIRMAN OF THE BOARD

        The Chairman of the Board shall, when present, preside at all meetings of the stockholders and the Board, shall have authority to call special meetings of the stockholders and of the Board, and shall have such other powers and duties as are expressly provided in these Bylaws.

        In the absence or disability of the Chairman of the Board, or at his request, the Chief Executive Officer may preside at any meeting of the stockholders or of the Board and, in such circumstances, may exercise any of the other powers or perform any of the other duties of the Chairman of the Board.

SECTION 7. CHIEF EXECUTIVE OFFICER

        The Chief Executive Officer shall assist the Chairman of the Board in the performance of his duties and shall perform those duties assigned to him in other provisions of the Bylaws and such other duties as may from time to time be assigned to him by the Board or the Chairman of the Board. In the absence or disability of the Chairman of the Board, or at his request, the Chief Executive Officer may preside at any meeting of the stockholders or of the Board and, in such circumstances, may exercise any of the other powers or perform any of the other duties of the Chairman of the Board. Subject to delegations by the Chairman of the Board pursuant to Section 6 of this Article V, the Chief Executive Officer may sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments, except in cases where the signing or execution thereof shall be required by law or shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.

        The Chief Executive Officer shall have authority to sign and acknowledge in the name and on behalf of the Corporation all stock certificates, contracts or other documents and instruments, except where the signing thereof shall be expressly delegated to some other officer or agent by the Board or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board may authorize any officer, employee or agent of the Corporation to sign, execute and acknowledge in his place and stead all such documents and instruments; he shall fix the compensation of officers of the Corporation, other than his own compensation, and the compensation of officers of its principal operating subsidiaries reporting directly to him unless such authority is otherwise reserved to the Board or a committee thereof; and he shall approve proposed employee compensation and benefit plans of subsidiary companies not involving the issuance or purchase of capital stock of the Corporation. He shall have the power to appoint and remove any Vice President, Controller, General Counsel, Secretary or Treasurer of the Corporation. He shall also have the power to appoint and remove such associate or assistant officers of the Corporation with such titles and duties as he may from time to time deem necessary or appropriate. He shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board or the Executive Committee.

        The Chief Executive Officer shall have such power and authority as is usual, customary and desirable to perform all the duties of the office (including, but not limited to, the approval of payments or arrangements made in connection with the Corporation's debt, interest, tax, contractual and regulatory obligations) necessary to, and consistent with, the businesses of the Corporation and its subsidiaries. The Chief Executive Officer (and other officers of the Corporation as delegated by the Chief Executive Officer or as authorized in these Bylaws) may delegate the foregoing authorization to other officers, employees and agents of the Corporation by either written authorization (including powers of attorney) or otherwise, unless such authorization is expressly reserved for the Chief Executive Officer or other officer, as applicable.

SECTION 8. PRESIDENT

        The President shall have general authority over the property, business and affairs of the Corporation, and over all subordinate officers, agents and employees of the Corporation, subject to the control and direction of the Board, the Executive Committee and the Chairman of the Board, including the power to sign and acknowledge in the name and on behalf of the Corporation all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments except when the signing thereof shall be expressly delegated to some other officer or agent by the Board or required by law to be otherwise signed or executed and, unless otherwise provided by law or by the Board, may delegate to any officer, employee or agent of the Corporation authority to sign, execute and acknowledge in his place and stead all such documents and instruments.

SECTION 9. VICE CHAIRMAN OF THE BOARD

        In the absence or disability of the Chairman of the Board, the Chief Executive Officer or the President, or at the request of any of them, the Vice Chairman of the Board may preside at any meeting of the stockholders or of the Board. The Vice Chairman shall not be an officer of the Corporation and shall not have authority to sign or acknowledge, in the name and on behalf of the Corporation, stock certificates, contracts, documents or instruments.

SECTION 10. CHIEF OPERATING OFFICER

        The Chief Operating Officer shall have direct management responsibility for the general business operations of the Corporation, and he shall have such powers and perform such duties as may be incident to the office of chief operating officer of a corporation, those duties assigned to him by other provisions of the Bylaws, and such other duties as may from time to time be assigned to him either directly or indirectly by the Board, the Chairman of the Board or the President. Subject to delegations by the Chairman of the Board pursuant to Section 6 of this Article V, the Chief Operating Officer may sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents and instruments, except in cases where the signing or execution thereof shall be required by law or shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.

SECTION 11. CHIEF FINANCIAL OFFICER

        The Chief Financial Officer shall have responsibility for development and administration of the Corporation's financial plans and all financial arrangements, its cash deposits and short-term investments, its accounting policies and its federal and state tax returns. The Chief Financial Officer shall also be responsible for the Corporation's internal control procedures and for its relationship with the financial community. The Chief Financial Officer shall perform all the duties incident to the office of chief financial officer of a corporation, those duties assigned to him by other provisions of these Bylaws and such other duties as may be assigned to him either directly or indirectly by the Board, the Chairman of the Board, the President or the Chief Operating Officer, or as may be provided by law.

SECTION 12. VICE PRESIDENTS

        Each Executive Vice President, Senior Vice President and Vice President shall have such powers and perform such duties as may from time to time be assigned to him, directly or indirectly, either generally or in specific instances, by the Board, the Chairman of the Board, the President or the Chief Operating Officer.

        Subject to delegations by the Chief Executive Officer pursuant to Section 7 of this Article V, each Executive Vice President, Senior Vice President and Vice President shall perform all duties incident to the office of vice president of a corporation and shall have authority to sign or execute, in the name of the Corporation, all stock certificates, deeds, mortgages, bonds, contracts or other documents or instruments, except in cases where the signing or execution thereof shall have been expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation.

SECTION 13. GENERAL COUNSEL

        The General Counsel shall be the chief legal advisor of the Corporation and shall have responsibility for the management of the legal affairs and litigation of the Corporation and, in general, he shall perform the duties incident to the office of general counsel of a corporation and such other duties as may be assigned to him either directly or indirectly by the Board, the Chief Executive Officer or the President, or as may be provided by law.

SECTION 14. SECRETARY

        The Secretary shall keep the minutes of meetings of the stockholders and of the Board in books provided for the purpose; he shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he shall be custodian of the records and of the corporate seal or seals of the Corporation; he shall see that the corporate seal is affixed to all documents requiring same, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when said seal is so affixed he may attest same; and, in general, he shall perform all duties incident to the office of the secretary of a corporation, and such other duties as from time to time may be assigned to him directly or indirectly by the Board, the Chairman of the Board, the President or the General Counsel, or as may be provided by law. Any Assistant Secretary may perform any of the duties or exercise any of the powers of the Secretary at the request of, or in the absence or disability of, the Secretary or otherwise as occasion may require in the administration of the business and affairs of the Corporation.

SECTION 15. TREASURER

        The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by or under authority of the Board; if required by the Board, he shall give a bond for the faithful discharge of his duties, with such surety or sureties as the Board may determine; he shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation; and, in general, he shall perform the duties incident to the office of treasurer of a corporation and such other duties as may be assigned to him directly or indirectly by the Board, the Chairman of the Board, the President, the Chief Operating Officer or the Chief Financial Officer, or as may be provided by law. Any Assistant Treasurer may perform any of the duties or exercise any of the powers of the Treasurer at the request of, or in the absence or disability of, the Treasurer or otherwise as occasion may require in the administration of the business and affairs of the Corporation.

SECTION 16. CONTROLLER

        The Controller shall report directly to the chief financial officer of the Corporation. He shall keep full and accurate accounts of the assets, liabilities, commitments, receipts, disbursements and other financial transactions of the Corporation; shall cause regular audits of the books and records of account of the Corporation and shall supervise the preparation of the Corporation's financial statements; and, in general, he shall perform the duties incident to the office of controller of a corporation and such other duties as may be assigned to him directly or indirectly by the Board, the Audit Committee, the Chairman of the Board, the President, the Chief Operating Officer or the Chief Financial Officer, or as may be provided by law.

SECTION 17. ABSENCE OR DISABILITY OF OFFICERS

        In the absence or disability of the Chairman of the Board, the Chief Executive Officer, the President, the Board or a committee thereof may designate individuals to perform the duties of those absent or disabled.

ARTICLE VI
STOCK CERTIFICATES AND TRANSFER THEREOF

SECTION 1. STOCK CERTIFICATES

        Except as otherwise permitted by statute, the Articles of Incorporation or resolution or resolutions of the Board, every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman of the Board, the President, the Chief Operating

Officer, the Chief Financial Officer or any Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares, and the class and series thereof, owned by him in the Corporation. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The Board or the Chief Executive Officer shall determine the form of stock certificate of the Corporation.

SECTION 2. TRANSFER OF STOCK

        Transfer of shares of the capital stock of the Corporation shall be made only on the books (whether physically or electronically) of the Corporation by the holder thereof, or by his attorney duly authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.

SECTION 3. TRANSFER AGENTS AND REGISTRARS

        The Board or the Chairman of the Board, as appropriate, may appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the Corporation, as may be required by and in accordance with applicable laws, rules and regulations. Except as otherwise provided by the Board or the Chairman of the Board, as appropriate, in respect of temporary certificates, no certificates for shares of capital stock of the Corporation shall be valid unless countersigned by a transfer agent and registered by one of such registrars.

SECTION 4. ADDITIONAL REGULATIONS

        The Board or the Chairman of the Board, as appropriate, may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

SECTION 5. LOST, STOLEN OR DESTROYED CERTIFICATES

        The Board or the Chairman of the Board may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen or destroyed, or alleged to be lost, stolen or destroyed, upon such terms and in accordance with such procedures as the Board or the Chief Executive Officer shall deem proper and prescribe.

ARTICLE VII
DIVIDENDS, SURPLUS, ETC.

        Except as otherwise provided by statute or the Articles of Incorporation, the Board may declare dividends upon the shares of its capital stock either (1) out of its surplus, or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation. No distribution may be made if, after giving effect to the distribution, (1) the Corporation would not be able to pay indebtedness of the Corporation as the indebtedness becomes due in the usual course of business, or (2) the Corporation's total assets would be less than the sum of its total liabilities plus, unless the Articles of Incorporation permit otherwise, the amount that would be needed if the Corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

ARTICLE VIII
SEAL

        The Corporation may have a corporate seal which shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland." The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX
FISCAL YEAR

        The fiscal year of the Corporation shall begin on the first day of January of each year, or on such other day as may be fixed from time to time by the Board.

ARTICLE X
INDEMNIFICATION

SECTION 1. RIGHT TO INDEMNIFICATION

        Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he is or was a director (as that term is used in this Article X only, to include directors elected or appointed pursuant to Article III of these Bylaws, Advisory Directors and Emeritus Directors acting at the request of the Board), officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as such a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent authorized by the General Corporation Law of the State of Maryland, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); further provided, however, that, if the General Corporation Law of the State of Maryland requires, an advancement of expenses incurred by an indemnitee in his capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such indemnitee while a director, officer or employee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.

SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT

        If a claim under Section 1 of this Article X is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders), to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification, shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

SECTION 3. NONEXCLUSIVITY OF RIGHTS

        The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 4. INSURANCE, CONTRACTS AND FUNDING

        The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Maryland. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

SECTION 5. MAJORITY OWNED SUBSIDIARIES

        Any person who is or was serving as a director of a majority owned subsidiary of the Corporation shall be deemed, for purposes of this Article only, to be a director, officer or employee of the Corporation entitled to indemnification under this Article.

SECTION 6. INDEMNIFICATION OF AGENTS OF THE CORPORATION

        The Corporation may, by action of the Board from time to time, grant rights to indemnification and advancement of expenses to agents of the Corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

ARTICLE XI
CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 1. CHECKS, DRAFTS, ETC.; LOANS

        All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall, from time to time, be determined by resolution of the Board. No loans shall be contracted on behalf of the Corporation unless authorized by the Board. Such authority may be general or confined to specific circumstances.

SECTION 2. DEPOSITS

        All funds of the Corporation shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may, from time to time, be delegated by the Board; and for the purpose of such deposit, the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or any Assistant Treasurer, or any other officer or agent to whom such power may be delegated by the Board, may endorse, assign and deliver checks, drafts and other order for the payment of money which are payable to the order of the Corporation.

ARTICLE XII
AMENDMENTS

        Unless otherwise provided in the Articles of Incorporation, these Bylaws may be altered or repealed and new Bylaws may be made by the affirmative vote, at any meeting of the Board, of a majority of the entire Board, subject to the rights of the stockholders of the Corporation to amend or repeal Bylaws made or amended by the Board by the affirmative vote of the holders of record of a majority in number of shares of the outstanding stock of the Corporation present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting.

ARTICLE XIII
MISCELLANEOUS

        All references and uses herein of the masculine pronouns "he" or "his" shall have equal applicability to and shall also mean their feminine counterpart pronouns, such as "she" or "her."

* * * * *

APPENDIX D

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a "financial expert" as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

        The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

           1.  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

           2.  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

           3.  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

           4.  Review and discuss quarterly reports from the independent auditors on:

          (a)   All critical accounting policies and practices to be used.

          (b)   All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c)   Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

           5.  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

           6.  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

           7.  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

           8.  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

           9.  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

         10.  Review and evaluate the lead partner of the independent auditor team.

D-2

         11.  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

         12.  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

         13.  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Oversight of the Company's Internal Audit Function

         14.  Review the appointment and replacement of the senior internal auditing executive.

         15.  Review the significant reports to management prepared by the internal auditing department and management's responses.

         16.  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

         17.  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

         18.  Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct and Ethics.

         19.  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         20.  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

D-3

PROXY	PROXY

ANNUAL MEETING OF STOCKHOLDERS OF

WARREN RESOURCES, INC.

June 16, 2004

COMMON STOCK

Please sign, date and mail
your proxy card in the postage paid
envelope provided as soon
as possible.

Please detach and mail in the postage paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
REINCORPORATION OF THE COMPANY IN MARYLAND

For the reincorporation of the Company in Maryland:

  ☐    FOR                             ☐    AGAINST                             ☐    ABSTAIN

2.
ELECTION OF DIRECTORS

NOMINEES
☐	FOR ALL NOMINEES	☐	Chet Borgida
		☐	Anthony L. Coelho
		☐	Dominick D'Alleva
☐	WITHHOLD AUTHORITY	☐	Lloyd G. Davies
	FOR ALL NOMINEES	☐	Marshall Miller
		☐	Thomas G. Noonan
		☐	Michael R. Quinlan
☐	FOR ALL EXCEPT	☐	Norman F. Swanton
(see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here ☒

3.
APPOINTMENT OF AUDITORS

For the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2004:

  ☐    FOR                             ☐    AGAINST                             ☐    ABSTAIN

Printed Name of Stockholder:

Number of Shares Owned:

Signature of Stockholder:

        Date:

Signature of Stockholder:

        Date:

QuickLinks

PROPOSAL 1—REINCORPORATION AS A MARYLAND CORPORATION
PROPOSAL 2—ELECTION OF DIRECTORS
DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2005
CORPORATE GOVERNANCE
Code of Business Conduct for All Directors, Officers and Employees
Code of Ethics for Senior Financial Officers
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Audit Committee Report
Audit Fees and Services
EXPENSES OF SOLICITATION
PROPOSALS OF STOCKHOLDERS FOR 2005 ANNUAL MEETING
HOUSEHOLDING
OTHER INFORMATION
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
AGREEMENT AND PLAN OF MERGER
ARTICLES OF INCORPORATION OF WARREN RESOURCES, INC.
ARTICLE I NAME
ARTICLE II PURPOSE
ARTICLE III PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
ARTICLE IV STOCK
ARTICLE V PERPETUAL EXISTENCE
ARTICLE VI INITIAL DIRECTORS
ARTICLE VII DIRECTOR MATTERS
ARTICLE VIII STOCKHOLDER ACTIONS
ARTICLE IX LIMITATION OF LIABILITY
ARTICLE X INTERESTED PARTY TRANSACTIONS
ARTICLE XI INDEMNIFICATION
ARTICLE XII AMENDMENTS
BYLAWS OF WARREN RESOURCES, INC.
ARTICLE I OFFICES
AUDIT COMMITTEE CHARTER